UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Rule §240.14a-12

JAMES RIVER COAL COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JAMES RIVER COAL COMPANY
901 E. BYRD STREET
SUITE 1600 RICHMOND, VIRGINIA 23219

April 27, 2009

To Our Shareholders:

          On behalf of the Board of Directors and management of James River Coal Company, I cordially invite you to the 2009 Annual Meeting of Shareholders to be held on June 10, 2009, at 8:00 a.m., local time, at Williamsburg Lodge, located at 310 South England Street in Williamsburg, Virginia.

          At the 2009 Annual Meeting, shareholders will be asked to consider and vote upon the re-election of two current directors and a proposal to amend the Company’s 2004 Equity Incentive Plan (the “Plan”) to increase the number of shares available for issuance pursuant to awards under the Plan from 1,650,000 total shares to 2,400,000 total shares. Information about the nominees for director, the Plan, and certain other matters is contained in the accompanying Proxy Statement. A copy of our 2008 Annual Report to Shareholders, which contains financial statements and other important information about our business, is also enclosed.

          It is important that your shares of stock be represented at the meeting, regardless of the number of shares you hold. We encourage you to specify your voting preferences by marking and dating the enclosed Proxy Card. If you wish to vote for electing the nominees for director specified herein, and for the amendment of the Plan, however, all you need to do is sign and date the Proxy Card.

          Regardless of whether you plan to attend the meeting in person, please complete the enclosed Proxy Card and return it promptly in the enclosed envelope, or vote by using any other method described on your Proxy Card. If you do attend and wish to vote in person, you may revoke your proxy at that time.

          I hope you are able to attend the meeting, and look forward to seeing you.

Sincerely,

PETER T. SOCHA
Chairman of the Board, President and Chief Executive Officer

JAMES RIVER COAL COMPANY
901 E. BYRD STREET
SUITE 1600 RICHMOND, VIRGINIA 23219

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 10, 2009

To the Shareholders of James River Coal Company:

          Notice is hereby given that the 2009 Annual Meeting of Shareholders of James River Coal Company will be held at 8:00 a.m., local time, on Wednesday, June 10, 2009, at Williamsburg Lodge, located at 310 South England Street in Williamsburg, Virginia, for the following purposes:

1.	To elect two directors, whose terms, if re-elected, will expire in 2012;

2.	To amend the Company’s 2004 Equity Incentive Plan (the “Plan”) to increase the number of shares available for issuance pursuant to awards under the Plan from 1,650,000 shares to 2,400,000 shares; and

3.	To consider such other matters as may properly come before the meeting and any adjournment or postponement thereof.

          Only holders of James River Coal Company’s Common Stock of record as of the close of business on Friday, April 24, 2009 are entitled to vote at the 2009 Annual Meeting. A Proxy Statement and a Proxy Card solicited by the Board of Directors are enclosed herewith. Please sign, date and return the Proxy Card promptly in the enclosed business reply envelope, or vote using any other method that may be described on your Proxy Card. If you attend the meeting, you may, if you wish, withdraw your Proxy and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS,

JAMES T. KETRON
April 27, 2009	Secretary

Whether or not you expect to be present at the 2009 Annual Meeting, we urge you to fill in, date, sign, and promptly return the enclosed Proxy Card in the enclosed business reply envelope, or vote using any other method that may be described on your Proxy Card. The proxy may be revoked at any time prior to exercise, and if you are present at the 2009 Annual Meeting, you may, if you wish, revoke your proxy at that time and exercise the right to vote your shares personally.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2009 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2009

The Company’s Proxy Statement for the 2009 Annual Meeting of Shareholders and the Company’s 2008 Annual Report on Form 10-K for the fiscal year ended December 31, 2008 are available at http://ir.jamesrivercoal.com/annuals.cfm.

TABLE OF CONTENTS

Introduction	1
Voting Procedures	2
Items for Vote:
Proposal One: Election of Directors	3
Proposal Two: Amendment of 2004 Equity Incentive Plan
Board Matters	9
Management	12
Principal Shareholders and Securities Ownership of Management	13
Securities Authorized for Issuance under Equity Compensation Plans	15
Section 16(a) Beneficial Ownership Reporting Compliance	15
Related Person Transactions	15
Compensation of Executive Officers and Directors
Compensation Committee Report	16
Compensation Discussion and Analysis	16
Summary Compensation Table	20
Grants of Plan Based Awards	21
Outstanding Equity Awards at 2008 Fiscal Year-End	22
Option Exercises and Stock Vested in 2008	23
Pension Benefits in 2008	23
Employment Contracts, Termination of Employment, Severance and Change-in-Control Arrangements	24
Director Compensation in 2008	25
Compensation Committee Interlocks and Insider Participation	26
Accounting Matters
Report of the Audit Committee	27
Independent Certified Public Accountants	28
Shareholder Proposals for 2010 Annual Meeting	29
2008 Annual Report	29
Expenses of Solicitation	29
Other Matters	29
Appendix A – Audit Committee Charter	A-1
Appendix B – 2004 Equity Incentive Plan, as amended effective June 10, 2009	B-1

JAMES RIVER COAL COMPANY
901 E. BYRD STREET
SUITE 1600 RICHMOND, VIRGINIA 23219

PROXY STATEMENT FOR ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD JUNE 10, 2009

INTRODUCTION

          This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of James River Coal Company (“James River” or the “Company”) for use at James River’s 2009 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, June 10, 2009, including any postponement, adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of 2009 Annual Meeting. Management intends to mail this Proxy Statement and the accompanying form of proxy to shareholders on or about April 27, 2009.

          Only shareholders of record at the close of business on April 24, 2009 (the “Record Date”) are entitled to notice of and to vote in person or by proxy at the 2009 Annual Meeting. As of the Record Date, there were 27,606,918 shares of common stock, $0.01 par value per share (the “Common Stock”), of James River outstanding and entitled to vote at the 2009 Annual Meeting.

          Proxies in the accompanying form duly executed and returned to the management of James River, and not revoked, will be voted at the 2009 Annual Meeting. Any proxy given pursuant to this solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by delivery of a subsequently dated proxy, by written notification to the Secretary of James River or by personally withdrawing the proxy at the 2009 Annual Meeting and voting in person.

          Proxies that are executed, but that do not contain any specific instructions, will be voted for the election of the nominees for director specified herein and for the amendment of the 2004 Equity Incentive Plan described herein. The persons appointed as proxies will vote in their discretion on any other matter that may properly come before the 2009 Annual Meeting or any postponement, adjournment or adjournments thereof, including any vote to postpone or adjourn the 2009 Annual Meeting.

          A copy of James River’s 2008 Annual Report to Shareholders, which includes a copy of the 2008 Annual Report on Form 10-K for the year ended December 31, 2008, is being furnished herewith. Any shareholder of record or beneficial shareholder as of the Record Date may request a copy of any exhibits to the 2008 Annual Report on Form 10-K, upon payment of James River’s reasonable expenses in furnishing the exhibits, by submitting a written request to:

James River Coal Company
901 E. Byrd Street, Suite 1600
Richmond, Virginia 23219
Attn.: Secretary

          If the person requesting exhibits was not a shareholder of record on the Record Date, the request must include a representation that the person was a beneficial owner of Common Stock on that date.

VOTING PROCEDURES

          The Board of Directors has designated Peter T. Socha and Samuel M. Hopkins, II, and each or either of them, as proxies to vote the shares of Common Stock solicited on its behalf. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time before it has been exercised by: (i) giving written notice to the secretary of the Company; (ii) delivery of a later dated proxy; or (iii) attending the 2009 Annual Meeting, notifying the secretary of the Company or his delegate and voting in person. The shares represented by the proxy will be voted in accordance with the directions given unless the proxy is mutilated or otherwise received in such form as to render it illegible. If sufficient votes in favor of the election of directors are not received by the date of the 2009 Annual Meeting, the persons named as proxies may propose one or more adjournments of the 2009 Annual Meeting to permit further solicitation of proxies.

          Each outstanding share of Common Stock is entitled to one vote. A majority of shares entitled to vote and represented in person or by proxy at a meeting of the shareholders constitutes a quorum for the purpose of transacting business at the 2009 Annual Meeting. Abstentions and “broker non-votes” will be included in determining whether a quorum is present at the 2009 Annual Meeting. Broker non-votes are proxies received from brokers or other nominees holding shares on behalf of their clients who have not received specific voting instructions from their clients with respect to certain non-routine matters. The required vote for each item of business at the 2009 Annual Meeting, in each case assuming the presence of a quorum, is as follows:

➢

For Proposal One, the re-election of two directors, whose terms will end in 2012, the nominee for each vacancy receiving the greatest number of votes at the 2009 Annual Meeting shall be deemed elected to serve such term, even though such nominee may not receive a majority of the votes cast. Because directors are elected by plurality vote, abstentions and broker non-votes will have no effect on voting for this item.

➢

For Proposal Two, to amend the Company’s 2004 Equity Incentive Plan to increase the number of shares available for issuance pursuant to awards under the Plan if more shares are voted in favor of the proposal than against it, the amendment shall be approved.

➢

For any other business at the 2009 Annual Meeting, if more shares are voted in favor of the matter than against it, the matter shall be approved, unless the vote of a greater number is required by law.

          Shareholders should specify their choices on the enclosed form of proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a signed proxy will be voted “FOR” the election of all nominees, “FOR” amendment of the Company’s 2004 Equity Incentive Plan, and in the discretion of the proxies with respect to any other matters that properly come before the meeting.

          If your shares of Common Stock are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee, which you must follow in order to have your shares voted—the instructions may appear on the special proxy card provided to you by your nominee (also called a “voting instruction form”). Your nominee may offer you different methods of voting, such as by telephone or Internet. If you do hold your shares in “street name” and plan on attending the 2009 Annual Meeting, you should request a proxy from your broker or other nominee holding your shares in record name on your behalf in order to attend the 2009 Annual Meeting and vote at that time (your broker may refer to it as a “legal” proxy).

PROPOSAL ONE:

ELECTION OF DIRECTORS

The Board is divided into three classes of directors serving staggered three-year terms. As required by the Company’s Articles of Incorporation and Section 13.1-678 of the Virginia Stock Corporation Act, the three classes of the Board must be as nearly equal in number as possible. Due to the decision of one former director to not seek nomination to a new term after his term expired at the 2007 Annual Meeting, there was one vacant seat on the Board during 2008. On April 28, 2009, the Board decreased the size of the Board from six to five directors, thereby eliminating the vacant seat. The Board has nominated Mr. FlorJancic and Mr. Vipperman to each serve a three-year term that will expire in 2012, and both Messrs. FlorJancic and Vipperman have indicated that they will serve if elected. If any nominee is no longer able or willing to serve, the proxy may be voted for the election of such other person as may be designated by the Board of Directors.

          The following information as of April 15, 2009 has been furnished by the nominees for director and the continuing directors. Except as otherwise indicated, the nominees and the continuing directors have been or were engaged in their present or last principal employment, in the same or a similar position, for more than five years.

Nominees for Director at the 2009 Annual Meeting and Whose Terms Will Expire in 2012 if Elected

Name (Age)	Information About the Nominee

Ronald J. FlorJancic (58)

Mr. FlorJancic has been a Director since August 2006. He is a Principal and Partner at Customer Care Specialists, Inc., a management consulting firm. Mr. FlorJancic has been a consultant to the coal, coalbed methane, energy and telecommunications industries since 2003. Prior to that, Mr. FlorJancic spent 30 years with CONSOL Energy Inc. in various positions of operations, safety, coal trading, transportation and distribution, and sales and marketing. He was chief of mergers and acquisitions and an active principal in CONSOL Energy’s IPO. Mr. FlorJancic retired from CONSOL Energy in 2003 as Executive Vice President. Mr. FlorJancic is a Certified Mine Foreman – Pennsylvania. He earned a B.S. in Business (with distinction) and a M.B.A. from Indiana University. Mr. FlorJancic attended the Executive Management Program at Emory University.

Joseph H. Vipperman (68)

Mr. Vipperman has been a Director since June 2005. Mr. Vipperman retired in 2002 after more than 40 years with American Electric Power (AEP) and its subsidiary companies. When he retired, Mr. Vipperman was serving as Executive Vice President-Shared Services for American Electric Power Services Corporation. He has also served as Chairman of both the Virginia Center for Energy and Economic Development and the Roanoke Regional Chamber of Commerce, on the Advisory Board of Norfolk Southern Corporation, and as a Director of the Virginia Coal Council, Shenandoah Life Insurance Company and Roanoke Electric Steel. Mr. Vipperman earned a bachelor’s degree in Electrical Engineering from Virginia Polytechnic Institute and a master’s degree in Industrial Management from Massachusetts Institute of Technology.

Directors Whose Terms Expire in 2010

Name (Age)	Information About the Continuing Directors

Leonard J. Kujawa (76)

Mr. Kujawa has been a Director since May 2004. Mr. Kujawa previously served as a partner at Arthur Andersen & Co. from 1965 to 1995. When he retired in 1995, he had worldwide management responsibility for services to audit clients in the utility, energy and telecommunications fields. For over ten years, Mr. Kujawa has participated extensively in the restructuring and privatization of energy companies around the world. Mr. Kujawa was a Senior Advisor to Cambridge Energy Research Associates, leading their program for Chief Financial Officers and Chief Risk Officers. Mr. Kujawa currently serves as a utility industry financial consultant in Asia. He also serves on the Board of Directors of China Tobacco Mauduit (Jiangmen) Paper Industry Company. Mr. Kujawa previously served on the Boards of American Electric Power and Schweitzer-Mauduit International. Mr. Kujawa has a B.B.A. (with distinction) and a M.B.A. from the University of Michigan. Mr. Kujawa is a Certified Public Accountant, and has been designated by the Board of Directors as an audit committee financial expert.

Peter T. Socha (50)

Mr. Socha serves as our Chairman, Chief Executive Officer and President. He joined the Company in March 2003. Mr. Socha has a B.S. degree in Mineral Engineering and a M.A. degree in Corporate Finance, both from the University of Alabama.

Director Whose Term Will Expire in 2011

Name (Age)	Information About the Nominee

Alan F. Crown (61)

Mr. Crown has been a Director since May 2004. He has served since April 2007 as an Operating Partner at Comvest Investment Group. Mr. Crown previously served from January 2004 to April 2007 as President and Chief Operating Officer of Transload America, LLC, a waste haulage company. Prior to that, Mr. Crown was employed by CSX Transportation, a major eastern railroad, from 1966 until he retired in September 2003. From 1999-2003, he served as Vice President—Central Region (1999-2000), Senior Vice President—Transportation (2000-2002), and Executive Vice President (2002-2003). Mr. Crown attended the University of Baltimore.

          At the 2009 Annual Meeting, two individuals will be elected to serve as directors of the Company for terms scheduled to end in conjunction with the 2012 annual meeting of shareholders or until his successor is duly elected and qualified. The nominees have consented to be named herein and to serve as directors, if elected. However, if any nominee becomes unavailable for election, it is the intention of the persons named in the accompanying form of proxy to vote the shares for the election of such other person as may be designated by the Board of Directors, if any.

          Proxies cannot be voted for a greater number of persons than the number of nominees named above. It is the intention of the persons named in the accompanying form of proxy, absent contrary instructions thereon, to vote such proxy for the election to the Board of Directors of the individuals nominated.

          THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE ABOVE NOMINEES. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.

PROPOSAL TWO:

AMENDMENT OF 2004 EQUITY INCENTIVE PLAN

          Our Board of Directors adopted the 2004 Equity Incentive Plan (the “2004 Incentive Plan”) on May 7, 2004, and our shareholders approved the 2004 Incentive Plan on May 25, 2004. The objectives of the 2004 Incentive Plan are to:

(i)

attract, motivate and retain employees, directors, consultants, advisors and other persons who perform services for us by providing compensation opportunities that are competitive with other companies;

(ii)	provide incentives to those individuals who contribute significantly to our long-term performance and growth and that of our affiliates; and

(iii)	align the long-term financial interests of employees and other individuals who are eligible to participate in the 2004 Incentive Plan with those of shareholders.

          The 2004 Incentive Plan currently authorizes the issuance of up to 1,650,000 shares of common stock (or 6.0% of outstanding shares at April 27, 2009). Of those shares, 990,493 are granted but unexercised options or granted equity awards, and only 26,776 shares remain available for future grant or issuance. Accordingly, the Board is proposing to increase the total number of shares available under the 2004 Incentive Plan by 750,000 shares, from 1,650,000 to 2,400,000, so that 776,776 shares will be available for future grant or issuance, increasing the percentage ratio of the amount of shares currently available under the 2004 Incentive Plan to 2.8% of outstanding shares as of April 27, 2009.

          The Board recommends that shareholders approve amendment of the 2004 Incentive Plan in order to allow the Company to continue to offer equity awards to employees and directors as part of its overall compensation package. The material features of the 2004 Incentive Plan are summarized below. A copy of the full text of the 2004 Incentive Plan is attached as Appendix B to this Proxy Statement that has been filed with the SEC, and will be provided without charge upon request.

Material Terms of the 2004 Incentive Plan

          General. The 2004 Incentive Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”), and may be administered by such other committee consisting of two or more members as may be appointed by the Board to administer the 2004 Incentive Plan. If any member of the Committee does not qualify as (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended and (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), a subcommittee of the Committee will be appointed to grant awards to named executive officers and to officers who are subject to Section 16 of the Securities Exchange Act of 1934, and each member of such subcommittee will satisfy the requirements of (i) and (ii) above. References to the Committee in this summary shall include and, as appropriate, apply to any such subcommittee. Subject to the requirement that shareholder approval be obtained for certain amendments, the 2004 Incentive Plan may be amended by the Committee in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any awards previously granted under the 2004 Incentive Plan, unless the participants affected by such amendment provide their written consent.

          Under the 2004 Incentive Plan, participants may be granted stock options (qualified and nonqualified), stock appreciation rights (“SARs”), restricted stock, restricted stock units, and performance shares, provided that non-employee directors are not eligible for grants of qualified stock options or performance shares. The total number of shares that may be awarded under the 2004 Incentive Plan was originally 1,650,000, of which not more than 1,000,000 were permitted to be granted in the form of incentive stock options.

          Based upon the recommendation of the Committee, the Board has approved an amendment to the 2004 Incentive Plan, subject to shareholder approval, to increase the number of shares available for issuance pursuant to awards under the Plan to a total of 2,400,000 shares (including up to 1,000,000 incentive stock options).

          Shares awarded or subject to purchase under the 2004 Incentive Plan that are not delivered or purchased, or revert to us as a result of forfeiture or termination, expiration or cancellation of an award or that are used to exercise an award or for tax withholding, will be again available for issuance under the 2004 Incentive Plan.

          Eligibility. The Committee will determine the individuals to whom awards will be granted, the number of shares subject to an award, and the other terms and conditions of an award. To the extent provided by law, the Committee may delegate to one or more persons the authority to grant awards. As applicable, when used in this description of the 2004 Incentive Plan, the Committee also refers to any such individual to whom the Committee has delegated some of its authority to grant awards. The Committee may provide in the agreements relating to awards under the 2004 Incentive Plan for automatic accelerated vesting and other rights upon the occurrence of a change in control or upon the occurrence of other events as may be specified in such agreements.

          Stock Options. The number of shares subject to a stock option, the type of stock option (i.e., incentive stock option (“ISO”) or nonqualified stock option (“NQSO”)), the exercise price of a stock option (which shall be not less than the fair market value of a share on the date of grant) and the period of exercise (including upon termination of employment) will be determined by the Committee and set forth in an option agreement; provided that no option will be exercisable more than ten years after the date of grant.

          Options granted under the 2004 Incentive Plan shall be exercisable at such times and be subject to restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of or provision of services by a participant. The Committee shall determine and set forth in the option agreement the extent to which options are exercisable after termination of employment. The Committee may provide for deferral of option gains related to an exercise. The option price upon exercise shall be paid to us in full, either (a) in cash, (b) cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering (or attesting to the ownership of) previously acquired shares having an aggregate fair market value at the time of exercise equal to the total exercise option price, or (d) by a combination of (a), (b) and (c). The Committee may also allow cashless exercises as permitted under the Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the 2004 Incentive Plan’s purpose and applicable law.

          SARs. SARs granted under the 2004 Incentive Plan entitle the grantee to receive an amount payable in shares and/or cash, as determined by the Committee, equal to the excess of the fair market value of a share on the day the SAR is exercised over the specified exercise price, which will not be less than the fair market value of a share on the grant date of the SAR. The exercise period of a SAR may not exceed ten years. SARs may be granted in tandem with a related stock option or independently. If a SAR is granted in tandem with a stock option, the grantee may exercise the stock option or the SAR, but not both. The Committee shall determine and set forth in the award agreement the extent to which SARs are exercisable after termination of employment.

          Restricted Stock/Restricted Stock Units. Restricted stock awards may be current grants of restricted stock or deferred grants. The terms of restricted stock awards, including the restriction period, any performance targets applicable to the award and the extent to which the grantee will have the right to receive unvested restricted stock following termination of employment or other events, will be determined by the Committee and be set forth in the agreement relating to such award. Unless otherwise set forth in an agreement relating to a restricted stock award, the grantee of restricted stock shall have all of the rights of a shareholder of ours, including the right to vote the shares and the right to receive dividends, provided however that the Committee may require that any dividends on such shares of restricted stock be automatically deferred and reinvested in additional restricted stock or may require that dividends on such shares be paid to us to be held for the account of the grantee.

          A restricted stock unit is an unsecured promise to transfer an unrestricted share at a specified future date, such as a fixed number of years, retirement or other termination of employment (which date may be later than the vesting date of the award at which time the right to receive the share becomes nonforfeitable). Restricted stock units represent the right to receive a specified number of shares at such times, and subject to such restriction period and other conditions, as the Committee determines. A participant to whom restricted stock units are awarded has no rights as a shareholder with respect to the shares represented by the restricted stock units unless and until shares are actually delivered to the participant in settlement of the award. However, restricted stock units may have dividend equivalent rights if provided for by the Committee.

          Performance Shares. Performance shares are awards granted in terms of a stated potential maximum number of shares, with the actual number and value earned to be determined by reference to the satisfaction of performance targets established by the Committee. Such awards may be granted subject to any restrictions, in addition to performance conditions, deemed appropriate by the Committee. Except as otherwise provided in an agreement relating to performance shares, a grantee shall be entitled to receive any dividends declared with respect to shares earned that have not yet been distributed to the grantee and shall be entitled to exercise full voting rights with respect to such shares.

          Performance Measures. If awards granted or issued under the 2004 Incentive Plan are intended to qualify under the performance-based compensation provisions of Section 162(m) of the Code, the performance measure(s) to be used for purposes of such awards shall be chosen by the Committee from among the following: earnings, earnings per share, consolidated pre-tax earnings, net earnings, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), gross margin, revenues, revenue growth, market value added, economic value added, return on equity, return on investment, return on assets, return on net assets, return on capital employed, return on incremental equity, total shareholder return, profit, economic profit, capitalized economic profit, after-tax profit, pre-tax profit, cash flow measures, cash flow return, sales, sales volume, revenue per employee, stock price, cost goals, budget goals, growth expansion goals, goals related to acquisitions or divestitures or goals related to safety and production initiatives. The Committee can establish other performance measures for awards granted to participants.

          Adjustment of Shares. The share limitation of 1,650,000 (2,400,000 if the amendment is approved) shares and the terms of outstanding awards shall be adjusted, as the Committee deems appropriate, in the event of a stock dividend, stock split, combination, reclassification, recapitalization or other similar event.

          Nontransferability. Any options, SARs or performance shares granted under the 2004 Incentive Plan are nontransferable except by will or by the laws of descent and distribution. Shares of Restricted Stock and Restricted Stock Units are nontransferable during the restriction period. Unless otherwise provided in the specific award agreement, during the lifetime of a participant, options or SARs may only be exercised by such participant. Notwithstanding the foregoing, to the extent allowed in the specific award agreement, a participant may transfer an option or SAR (other than an ISO or its corresponding SAR) with respect to all or part of the shares of common stock subject to such option or SAR to the participant’s spouse, children or grandchildren, to a trust for the benefit of such family members or to a partnership in which such family members are the only partners.

          Assumption of Awards. The 2004 Incentive Plan provides that its terms shall be binding on any of our successors and assigns (whether by purchase, merger, consolidation or otherwise).

          Termination and Amendment. No option, SAR or stock award may be granted and no performance shares may be awarded under the 2004 Incentive Plan after May 25, 2014. The Board may amend or terminate the 2004 Incentive Plan at any time, but certain amendments will not become effective without shareholder approval.

          Miscellaneous Provisions. The 2004 Incentive Plan prohibits us from decreasing the option price of any outstanding option, other than in connection with a change in corporate capitalization, without first receiving shareholder approval of such repricing.

Federal Income Tax Consequences

          The following is a brief summary of the current U.S. federal income tax consequences of option awards made under the 2004 Incentive Plan. This summary is general in nature and is not intended to cover all tax consequences that may apply to participants and us. Further, the provisions of the Code and the regulation and rulings thereunder relating to these matters may change.

          Stock Options. A participant will not recognize any income upon the grant or purchase of a stock option. A participant will recognize income taxable as ordinary income (and subject to income tax withholding for

Company employees) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over the sum of the exercise price and the amount, if any, paid for the option on an after-tax basis, and we will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option provided that the incentive stock option is exercised either while the participant is our employee or within 3 months (one year if the participant is disabled within the meaning of Section 22(c)(3) of the Code) following the participant’s termination of employment. If shares acquired by such exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and we will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant will recognize income taxable as ordinary income equal to the excess of (i) the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over (ii) the exercise price, and we will be entitled to a corresponding deduction.

Voting to Amend the 2004 Incentive Plan

          The affirmative vote of a majority of those shares present and entitled to vote is required to amend the 2004 Incentive Plan. Brokers do not have discretion to cast a vote FOR the amendment of the 2004 Incentive Plan without your direction. Therefore, if your shares are in street name and you do not instruct your broker how to vote, your shares will not be voted on this proposal.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE 2004 EQUITY INCENTIVE PLAN.

BOARD MATTERS

The Company’s Articles of Incorporation provide that the Board of Directors shall consist of not less than three nor more than 15 directors, with the exact number being set from time to time by the Company’s Bylaws. On April 28, 2009, the Board amended the Company’s Bylaws to decrease the size of the board from six to five directors, thereby eliminating a seat that had been vacant since the 2007 Annual Meeting.

Board Independence

          The Board has determined that a majority of the members of the Board of Directors are independent, as “independent” is defined under applicable federal securities laws and the Nasdaq Marketplace Rules. The independent directors are directors Crown, FlorJancic, Kujawa and Vipperman.

Meetings and Committees of the Board

          The Board of Directors meets on a regular basis to supervise, review and direct James River’s business and affairs. During fiscal 2008, the Board of Directors had three committees to which it assigned certain responsibilities in connection with the governance and management of its affairs: an Audit Committee, a Compensation Committee and a Governance Committee. Each committee operates under a written charter adopted by the Board. During the 2008 fiscal year, the Board held 9 meetings. During the 2008 fiscal year, each of the directors attended at least 75% of (i) the Board meetings held during the period for which he was a director, and (ii) the meetings of committees on which he served during the periods that he served.

          The composition of these committees for fiscal 2008 was as follows:

Name of Director	Audit	Compensation	Governance

Non-Employee Directors
Alan F. Crown		X	X*
Ronald J. FlorJancic	X	X	X
Leonard J. Kujawa	X*	X
Joseph H. Vipperman	X	X*	X
Employee Director
Peter T. Socha

*	Denotes Chairman.

          Audit Committee. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its financial and other oversight responsibilities. A copy of the Audit Committee Charter is available at the Company’s internet site (http://ir.jamesrivercoal.com/documentdisplay.cfm?DocumentID=3225) and is attached as Appendix A to this Proxy Statement. The Audit Committee’s duties, responsibilities and activities include reviewing James River’s financial statements, reports and other financial information, overseeing the annual audit and the independent auditors, and reviewing the integrity of James River’s financial reporting process and the quality and appropriateness of its accounting principles. The Audit Committee held 9 meetings during fiscal 2008. The Report of the Audit Committee is included herein beginning at page 27.

          The Board has determined that Mr. Kujawa satisfies the “audit committee financial expert” criteria adopted by the SEC under Section 407 of the Sarbanes-Oxley Act of 2002 and serves as the Audit Committee Chairman. The members of the Audit Committee are all independent and meet the financial literacy requirements of the Nasdaq listing standards.

          Compensation Committee. The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to executive compensation, and also administers the James River Coal Company 2004 Equity Incentive Plan. A copy of the Compensation Committee Charter is available at the Company’s internet site (http://ir.jamesrivercoal.com/documentdisplay.cfm?DocumentID=3226). The Compensation Committee held 3 meetings during fiscal 2008. The Board has determined that all of the members of the Compensation Committee are “independent” under the Nasdaq listing standards. The Compensation Committee Report is included herein beginning at page 15.

          Governance Committee. The Governance Committee assists the Board of Directors in fulfilling its responsibilities with respect to: (1) Board and committee membership, organization and function; (2) director qualifications and performance; and (3) corporate governance. A copy of the Governance Committee Charter is available at the Company’s internet site (http://ir.jamesrivercoal.com/documentdisplay.cfm?DocumentID=3227). The Board has determined that all of the members of the Governance Committee are independent under the Nasdaq listing standards. The Governance Committee held 2 meetings during fiscal 2008.

          Board members are encouraged to attend the Company’s 2009 Annual Meeting of Shareholders. All directors at the time attended the Company’s 2008 annual meeting of shareholders.

Director Nominations

          Nominations Process. The Governance Committee is responsible for considering and making recommendations to the Board concerning nominees to recommend to the shareholders in connection with the Company’s annual meeting of shareholders, and nominees for appointments to fill any vacancy on the Board. To fulfill these responsibilities, the Governance Committee periodically considers and makes recommendations to the Board regarding what experience, talents, skills and other characteristics the Board as a whole should possess in order to maintain its effectiveness. In determining whether to nominate an incumbent director for re-election, the Board and the Governance Committee evaluate each incumbent’s continued service in light of the Board’s collective requirements at the time such director’s Class comes up for re-election.

          When the need for a new director arises (whether because of a newly created Board seat or vacancy), the Governance Committee proceeds by whatever means it deems appropriate to identify a qualified candidate or candidates, including by engaging director search firms. The Governance Committee reviews the qualifications of each candidate. Final candidates are generally interviewed by one or more Board members. The Governance Committee then makes a recommendation to the Board based on its review, the results of interviews with the candidate and all other available information.The Board makes the final decision on whether to invite the candidate to join the Board.

          Director Qualifications. The Governance Committee is responsible for considering and making recommendations to the Board concerning criteria for the selection of qualified directors. At a minimum, directors should have high moral character and personal integrity, demonstrated accomplishment in his or her field, the ability to devote sufficient time to carry out the duties of a director, and be at least 21 years of age. In addition to these minimum qualifications for candidates, in evaluating candidates the Board and the Committee may consider all information relevant in their business judgment to the decision of whether to nominate a particular candidate for a particular Board seat, taking into account the then-current composition of the Board. These factors may include: a candidate’s professional and educational background, reputation, industry knowledge and business experience, and the relevance of those characteristics to the Company and the Board; whether the candidate will complement or contribute to the mix of talents, skills and other characteristics needed to maintain the Board’s effectiveness; the candidate’s ability to fulfill the responsibilities of a director and of a member of one or more of the Board’s standing committees; whether the candidate is independent; and whether the candidate is financially literate or a financial expert.

          Shareholder Nominations. Nominations of individuals for election to the Board at any meeting of shareholders at which directors are to be elected may be made by any James River shareholder entitled to vote for the election of directors at that meeting by complying with the procedures set forth in Section 2.3 of the Company’s Bylaws. Section 2.3 generally requires that shareholders submit nominations by written notice to the Corporate Secretary of the Company setting forth certain prescribed information about the nominee and nominating shareholder. That section also requires that the nomination be submitted at a prescribed time in advance of the meeting, as described below in “Shareholder Proposals for 2010 Annual Meeting.”

          The Governance Committee may consider recommending to the Board that it include in the Board’s slate of director nominees for a shareholders’ meeting a nominee submitted to the Company by a shareholder who has beneficially owned more than 5% of the Company’s outstanding Common Stock for more than two years at the time of the shareholder’s submission of a nominee. In order for the Committee to consider such nominees, the nominating shareholder should submit the information about the nominee and nominating shareholder described in Section 2.3 of the Bylaws to the Corporate Secretary at the Company’s principal executive offices at least 120 days before the annual meeting of shareholders. The nominating shareholder should expressly indicate that such shareholder desires that the Board and the Committee consider such shareholder’s nominee for inclusion with the Board’s slate of nominees for the meeting. The nominating shareholder should submit information demonstrating that the shareholder has beneficially owned over 5% of the Company’s outstanding Common Stock for over two years. The nominating shareholder and shareholder’s nominee should undertake to provide, or consent to the Company obtaining, all other information the Board and the Governance Committee request in connection with their evaluation of the nominee.

          The shareholder’s nominee must satisfy the minimum qualifications for director described above. In addition, in evaluating shareholder nominees for inclusion with the Board’s slate of nominees, the Board and Committee may consider all relevant information, including: the factors described above; whether there are or will be any vacancies on the Board; the size of the nominating shareholder’s holdings in the Company and the length of time such shareholder has owned such holdings; whether the nominee is independent of the nominating shareholder and able to represent the interests of the Company and its shareholders as a whole; and the interests and/or intentions of the nominating shareholder.

Communicating with the Board

          The Board has established a procedure by which shareholders may send communications to the Board. Shareholders desiring to communicate directly with the Board can leave a confidential voice mail message at (866) 276-3753, which is a dedicated telephone number for the Board, or can send communications to the Board by e-mail at jrcc@openboard.info or by regular mail sent to the Company’s headquarters listed on the first page of this Proxy Statement directed to the attention of the Chairman of the Board. An independent director will review the communication and respond accordingly.

Code of Ethics

          The Board has adopted a Code of Ethics applicable to its Chief Executive and Senior Financial Officers. The Code is available at http://ir.jamesrivercoal.com/documentdisplay.cfm?DocumentID=4429.

MANAGEMENT

Executive Officers

          The following table sets forth the names, ages and positions of our executive officers as of April 15, 2009:

Name	Age	Position

Peter T. Socha	50	Chairman, President and Chief Executive Officer
Coy K. Lane, Jr.	48	Senior Vice President and Chief Operating Officer
Michael E. Weber	55	Senior Vice President and Chief Commercial Officer
Samuel M. Hopkins, II	52	Vice President and Chief Accounting Officer

Biographical information relating to the executive officers is set forth below:

          Peter T. Socha. Mr. Socha serves as our Chairman, Chief Executive Officer and President. He joined the Company in March 2003. Mr. Socha has a B.S. degree in Mineral Engineering and a M.A. degree in Corporate Finance, both from the University of Alabama.

          Coy K. Lane, Jr. Mr. Lane is our Senior Vice President and Chief Operating Officer. He joined the Company in January 2005. Before joining the Company, Mr. Lane served as Senior Vice President of Operations for International Coal Group, Inc., following that company’s acquisition in September 2004 of the core assets of Horizon Natural Resources Company. Mr. Lane had served in various operations positions for Horizon and its predecessor companies since 1993. Mr. Lane holds a B.S. degree in Mining Engineering from Virginia Polytechnic Institute.

          Michael E. Weber. Mr. Weber is our Senior Vice President and Chief Commercial Officer. He joined the Company in September 2006. Before joining the Company, Mr. Weber was a sales and marketing consultant to the energy industry at MJB Enterprises, LLC, a consulting firm, which he owns, beginning in 2005. Prior to founding MJB Enterprises, LLC, Mr. Weber served in several positions with Progress Fuels Corporation and its predecessor companies from 1990 to 2005. His most recent position with Progress Fuels Corporation was as Director - Coal Sales. Mr. Weber earned a B.S. degree in Business Administration from The Ohio State University.

          Samuel M. Hopkins II. Mr. Hopkins is our Vice President and Chief Accounting Officer. He joined the Company in September 2003. Mr. Hopkins served as Vice President, Treasurer and Controller from 1997 to 2001 and as Vice President and Controller from 2001 to June 2002 for Progress Fuels Corporation, a coal-mining, natural gas producer, rail reconditioning/manufacturing subsidiary of Progress Energy. Mr. Hopkins holds a B.A. degree in Accounting from the University of Alabama and is a Certified Public Accountant.

PRINCIPAL SHAREHOLDERS AND SECURITIES
OWNERSHIP OF MANAGEMENT

          The following table sets forth information, as of April 27, 2009 or such other date as is indicated below, regarding shares of our common stock held by (1) persons known to us to be the beneficial owners of more than five percent of our common stock, (2) our named executive officers and directors and (3) our executive officers and directors as a group. This table was prepared solely based on information supplied to us, any Schedules 13D or 13G and Forms 3 and 4, and other public documents filed with the Securities and Exchange Commission.

Name	Number (1)	% (2)

Steelhead Partners LLC (3)	4,909,608	17.78%
SouthernSun Asset Management (4)	3,370,820	12.21%
Next Century Growth Investors, LLC (5)	1,503,971	5.45%
Peter T. Socha (6)	340,372	1.23%
Coy K. Lane, Jr. (7)	102,680	*
Samuel M. Hopkins II (8)	63,804	*
Michael E. Weber (9)	31,754	*
Alan F. Crown (10)	37,251	*
Leonard J. Kujawa (11)	32,251	*
Joseph H. Vipperman (12)	14,251	*
Ronald J. FlorJancic (13)	19,876	*
Executive Officers and Directors as a Group (8 persons)	642,239	2.31%

*	Less than 1%

(1)

This column lists all shares of common stock beneficially owned, including all restricted shares of common stock, and all shares of common stock that can be acquired through option exercises within 60 days of the date of this report.

(2)

In calculating the percentage owned, we assumed that any options for the purchase of common stock that are exercisable by that shareholder within 60 days of the date of this report are exercised by that shareholder (and the underlying shares of common stock issued). The total number of shares outstanding used in calculating the percentage owned assumes a base of 27,606,918 shares of common stock outstanding as of April 27, 2009 and no exercise of options held by other shareholders.

(3)	As of March 3, 2009, based on information in the Form 4 filed on March 5, 2009. The business address of the Steelhead Partners LLC is 1301 First Avenue, Suite 201, Seattle, WA 98101.

(4)	As of December 31, 2008, based on information in the Schedule 13G filed on January 12, 2009. The business address of SouthernSun Asset Management is 6000 Poplar Avenue, Suite 220, Memphis, TN 38119.

(5)

As of December 31, 2008, based on information in the Schedule 13G filed on February 13, 2009. The business address of Next Century Growth Investors, LLC is 5500 Wayzata Blvd., Suite 1275, Minneapolis, MN 55416.

(6)	Includes 121,250 shares of unvested restricted stock and 150,000 options that are exercisable within 60 days of the date of this report.

(7)	Includes 95,000 shares of unvested restricted stock.

(8)	Includes 38,750 shares of unvested restricted stock.

(9)	Includes 30,000 shares of unvested restricted stock.

(10)	Includes 3,832 shares of unvested restricted stock and 30,001 options that are exercisable within 60 days of the date of this report.

(11)	Includes 3,832 shares of unvested restricted stock and 25,001 options that are exercisable within 60 days of the date of this report.

(12)	Includes 3,832 shares of unvested restricted stock and 15,001 options that are exercisable within 60 days of the date of this report.

(13)	Includes 3,708 shares of unvested restricted stock and 15,001 options that are exercisable within 60 days of the date of this report.

SECURITIES AUTHORIZED FOR ISSUANCE
UNDER EQUITY COMPENSATION PLANS

          The following table sets forth aggregate information as of December 31, 2008 about all Company compensation plans, including individual compensation arrangements, under which our equity securities are authorized for issuance. The weighted-average exercise price does not include restricted stock.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans

Equity Compensation Plans Approved by Shareholders	111,000	$24.22	260,201

Equity Compensation Plans Not Approved by Shareholders	150,000	$10.80	N/A

          All securities authorized for issuance under equity compensation plans not approved by shareholders were authorized for issuance pursuant to the Employment Agreement with Mr. Socha, which was entered into before the Company was listed on the Nasdaq Global Select Market. See “Compensation of Executive Officers and Directors - Employment Contracts, Termination of Employment, Severance and Change-in-Control Arrangements.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 and the disclosure requirements of Item 405 of Regulation S-K require the directors and executive officers of the Company, and any persons holding more than 10% of any class of equity securities of the Company, to report their ownership of such equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission and the Company. Based solely on a review of the written statements and copies of such reports furnished to the Company by its executive officers and directors, the Company believes that during fiscal 2008 all Section 16(a) filing requirements applicable to its executive officers, directors and shareholders were complied with with the exception of the following:

          Steelhead Partners, LLC filed seven Form 4s on June 25, 2008 reporting options transactions related to the Company’s stock that occurred on June 6, June 9, June 11, June 13, June 16, June 17 and June 18, 2008. Steelhead Navigator Master, L.P., an affiliate of Steelhead Partners, LLC, filed a Form 3 on December 24, 2008 to report that it had become a 10% holder of the Company’s stock, and therefore had become subject to Section 16(a) reporting obligations as of July 1, 2008. Steelhead Navigator Master, L.P. amended that Form 3 filing on January 22, 2009 to report the options held as a result of the June transactions previously reported by Steelhead Partners, LLC. These filings were not made on a timely basis.

RELATED PERSON TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

          Pursuant to its written charter, the Audit Committee of the Board of Directors of the Company must approve all transactions with related persons that are required to be disclosed under applicable securities rules.

Transactions with Related Persons

          No transactions with related persons are required to be disclosed.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Committee Report

          The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Alan F. Crown	Joseph H. Vipperman, Chairman	Ronald J. FlorJancic

          The foregoing Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates this Report by reference therein.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

          This discussion and analysis addresses the material elements of the Company’s compensation program for Named Executive Officers, including the Company’s compensation objectives and overall philosophy, the compensation process and the administration of the program. It is intended to complement and enhance an understanding of the compensation information presented in the “Summary Compensation Table” and other accompanying tables.

          As used in this report, the term “Named Executive Officers” means the Company’s Chairman, President and Chief Executive Officer; Senior Vice President and Chief Operating Officer; Senior Vice President and Chief Commercial Officer; and Vice President and Chief Accounting Officer. In this “Compensation Discussion and Analysis” section, the terms “we,” “our,” “us” and the “Committee” refer to the Compensation Committee of the Company’s Board of Directors.

Compensation Program Objectives, Administration and Overall Philosophy

          The objectives of the Company’s compensation program are to enhance the profitability and growth of the Company, and thus shareholder value, by aligning executive compensation with the Company’s business goals and performance and by attracting, retaining and rewarding executive officers who contribute to the long term success of the Company. The Company also seeks to provide a compensation program that is both competitive in the marketplace and that is internally equitable based upon the level of responsibility that the executive holds.

          Decisions on compensation of the Company’s executive officers generally have been made by the Committee, based upon the recommendation of the Chief Executive Officer. The Committee operates under a Charter that was approved by the Company’s Board of Directors in 2004. None of the members of the Committee has been an officer or employee of the Company, and the Board of Directors has considered and determined that all of the members are independent as “independent” is defined under Nasdaq rules and otherwise meet the criteria set forth in the Committee’s Charter. In determining the compensation to be paid to the executive officers of the Company, the Committee members rely upon their individual knowledge of compensation paid to executives of companies of comparable size and complexity and a study conducted by Towers Perrin, as described below. They also consider the performance of the Company and the merits of the individual under consideration. The Committee considers both financial measures as well as non-financial measures (e.g., safety record, individual goals, etc.) in determining the amount of each element of compensation to be paid to the Named Executive Officers. The Committee reviews the performance and makes recommendations to the Board of Directors for approval of all compensation and benefits of the Chief Executive Officer. For other Named Executive Officers, the Chief Executive Officer makes recommendations that the Committee considers before making a final determination.

          The Committee employs a mix of long and short term incentives in its compensation program. The compensation program is designed to motivate and reward the Company’s executive officers for their contributions to shareholder value and the achievement of business plan objectives, and to link company wide, division and individual performance goals.

          Based upon certain provisions in its charter, the Committee may, from time to time, engage compensation consultants to assist in evaluating the Company’s executive compensation plans. During 2006, the Committee engaged Towers Perrin to conduct a comprehensive review of total compensation for select executive positions and to provide high level annual program design recommendations. The base salary and annual incentive study was completed in December 2006. Based upon the ultimate findings in the study, we implemented the compensation plan for officers and key employees that is described below under Elements of Compensation – Bonuses. We believe this plan meets our compensation objectives on a going forward basis.

Elements of Compensation

          The compensation program includes the following key elements: base salary, bonuses, equity incentives and retirement benefits. Historically, the mix has been based on our general expectations and is set at a level we believe will allow us to hire, motivate and retain key employees.

Base Salary

          The first element of our compensation program is base salary. We set base salaries for our employees at rates we believe are market rates based on our general experience. The starting point for determining such salaries generally will be the salary the executive officer received in the prior fiscal year. The Chief Executive Officer makes recommendations to the Compensation Committee regarding the base salary for the Company’s executive officers based upon the profitability of the Company and the level of responsibility, time with the Company, contribution and performance of the executive officer.

          Base salaries are targeted at the 50th percentile of comparable companies as recommended by the Towers Perrin comprehensive review of salary performed in 2006; however, most officers of the Company, including the Chief Executive Officer, were below that level in 2006. The Towers Perrin comprehensive review compared the Chief Executive Officer’s salary to industry competitors, including Alliance Resource Partners, Arch Coal, CONSOL Energy, Foundation Coal, Massey Energy, Peabody Energy, Penn Virginia, Westmoreland Coal, Alpha Natural Resources and National Coal. The Towers Perrin review also considered a 2005 Energy Services Executive Compensation Survey for the other Named Executive Officers.

          The Chief Executive Officer’s compensation is governed largely by his employment agreement with us. The Company entered into an employment agreement with Mr. Socha on May 7, 2004. Effective April 6, 2009, in connection with an annual review as provided for in the employment agreement, Mr Socha’s base salary was increased to $600,000 per year. The agreement provides that Mr. Socha will serve as President and Chief Executive Officer of the Company for an initial three year term of employment. The term may be extended by mutual agreement of the parties in one year increments, beginning on the first anniversary of the agreement. The term of the agreement was most recently extended so that the current term expires in May 2012.

          Base salaries for the Company’s other Named Executive Officers are initially set with the approval of the Committee at the agreed upon level outlined in their offer letter from the Company at the time of their original hire and reviewed annually, and may be adjusted accordingly, based on the guidelines outlined above. Effective April 6, 2009, the annual base salaries for the named executives were as follows: Mr. Lane $340,000, Mr. Weber $215,000, and Mr. Hopkins $190,000.

          We believe, based on the most recently available data of base salaries of comparable positions of our competitors, that our chief executive officer and our executive officers continue to be below the 50th percentile. We are committed to correcting this situation in an expeditious, but prudent manner.

Bonuses

          Bonuses to executives are designed to reward meeting key expectations and the achievement of important financial or operating performance goals. The performance factors selected for any particular officer vary depending on the officer’s specific responsibilities within the Company. Prior to 2007, awarded bonuses were entirely subjective. In 2007, we formalized a bonus plan that targets key objectives for our executives, including financial, operational and safety outcomes although the Board retains the right to make discretionary bonuses. The current bonus plan provides for bonuses of up to 25% to 60% of base salaries for covered participants for meeting certain budgeted financial targets, with the opportunity for additional increases if the budgeted targets are exceeded. The primary financial target used by the Company for determining the bonus is EBITDA. EBITDA is defined as net income before federal income taxes, excluding net gains or losses on investments, and before deduction for any expenses attributable to interest, depreciation or amortization, as derived from the annual audited financial statements of the Company for the year. At the production level, we use bonuses to reward employees for achievements in certain key areas, including safety and production initiatives.

          Mr. Socha’s employment agreement, described above, stipulates that he will participate in our annual bonus program, without specifying a percentage of salary target. Eligibility to receive bonuses for our other Named Executive Officers of up to 50% of their base salary is provided for in the offer letters they received from the Company at their initial hire date. In 2008, we approved bonuses to be paid in 2008 to the Named Executive Officers as follows: Mr. Socha $150,000, Mr. Lane $75,000, Mr. Weber $20,000, and Mr. Hopkins $20,000. In 2009, we approved bonuses to be paid in 2009 to the Named Executive Officers as follows: Mr. Socha $175,000, Mr. Lane $90,000, Mr. Weber $35,000, and Mr. Hopkins $35,000. These amounts were made under the safety component of the bonus plan and using Board discretion as provided for in the bonus plan and were in recognition of improved safety achievements, improved sales contracting performance and prior service of the officers in the face of extraordinarily difficult regulatory, coal market and liquidity conditions experienced by the Company.

Equity Incentives

          The Company uses grants of stock options and restricted stock to its key employees and executive officers to more closely align the interests of such employees and officers with the interests of its shareholders. We believe that this policy creates an incentive for our key employees and executive officers to maximize shareholder value, primarily through growth and return on invested capital. The amount and nature of prior awards are generally considered in determining any new equity incentive awards for executive officers, although other factors, such as the need to retain experienced managers, are also considered. For 2008 and prior years, annual restricted stock has been issued to employees as determined by the Chief Executive Officer and Chief Operating Officer from a pool of stock approved by the Compensation Committee.

          Equity awards equivalent to 239,140 restricted shares of the Company’s common stock were awarded to employees during the year ended December 31, 2008. A summary of grants awarded in 2008 to Named Executive Officers and outstanding equity awards at December 31, 2008 is provided in the “Grants of Plan-Based Awards” table and “Outstanding Equity Awards at Fiscal Year End” table below.

          With the exception of options issued to the Chief Executive Officer before we emerged from bankruptcy in 2004, we have limited the type of equity grants made to other employees primarily to restricted stock grants. We believe that restricted stock grants provide less dilution than options, are more easily understood by non management employees and align local objectives with company wide objectives, allowing us to retain key employees. At senior levels, we believe that the stock price is tied to operating results which drives stock appreciation.

          A summary of the options held by Mr. Socha is provided in the “Outstanding Equity Awards at Fiscal Year End Table” listed below. No options were granted to Named Executive Officers in 2008. Additionally, there were there no outstanding options for any other Named Executive Officers, except Mr. Socha, from previous years.

Retirement Benefits

          Effective September 30, 2007, the Company froze pension plan benefit accruals for all employees covered under its qualified non-contributory defined benefit pension plan. Prior to being frozen, the pension plan covered substantially all employees in the Company’s Central Appalachian (“CAPP”) region and corporate offices who met certain length of service requirements. The number of years of credited service and the present value of accrued pension benefits for Named Executive Officers are listed in the “Pension Benefits” table below. Changes in the value of pension benefits for Named Executive Officers from 2007 to 2008 are listed in the “Summary Compensation Table” below.

          The Company also has a defined contribution profit sharing plan covering eligible employees. During 2008, the Company replaced the after-tax feature of its plan with a pre-tax contribution 401(k) feature. The plan is voluntary with respect to participation and is subject to the provisions of ERISA. The plan provides for participant contributions of up to 60% of pre tax annual compensation, as defined by the plan. The Company contributes an amount equal to 50% of the participant’s first 6% of pre tax contributions. The Company may contribute additional amounts. The Company made no additional contributions in 2008. In 2009, the Company contributed $650 for participants who were actively employed as of December 31, 2008 and who met certain other requirements. Participants in the plan are immediately vested in their contributions, plus actual earnings thereon. Vesting in the Company’s contributions is based on years of continuous service. Participants are fully vested in Company contributions after attaining five years of credited service. The Company’s 2008 contributions to the plan on behalf of Named Executive Officers are included in the “All Other Compensation” column in the “Summary Compensation Table” below.

          The Company also has a defined contribution 401(k) plan covering all employees of Triad Mining, Inc. and Triad Underground Mining (collectively “Triad”), which constitute our Midwest region operations. There were no Named Executive Officers participating in the Triad Mining, Inc. 401(k) Plan during 2008.

Other Benefits

          Our executives also participate, on a voluntary basis, in customary benefits that are provided to all employees, including health, life, disability and dental insurance. The taxable value of life insurance benefits provided by the Company for Named Executive Officers is included in “All Other Compensation” on the “Summary Compensation Table” below.

SUMMARY COMPENSATION TABLE

          The following table provides information concerning the compensation for our Chief Executive Officer, our Chief Accounting Officer and each of our two other most highly compensated executive officers for their service to the Company during the fiscal year ended December 31, 2008. As of December 31, 2008, we did not have any executive officers other than those listed below.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (3) (4)	All Other Compensation ($) (5)	Total ($)

Peter T. Socha	2008	410,819	150,000	488,583	-	-	689	10,019	1,060,110
Chairman of the Board,	2007	375,000	150,000	206,250	-	-	4,908	10,649	746,807
President and Chief
Executive Officer	2006	375,000	-	206,250	-	-	9,391	12,510	603,151

Coy K. Lane, Jr.	2008	267,549	75,000	818,890	-	-	277	11,457	1,173,173
Senior Vice President and	2007	250,000	75,000	677,724	-	-	4,126	8,310	1,015,160
Chief Operating Officer	2006	250,810	-	677,724	-	-	19,496	8,310	956,340

Michael E. Weber (6)	2008	203,665	20,000	97,791	-	-	-	8,809	330,265
Senior Vice President and	2007	200,000	5,000	71,323	-	-	-	6,966	283,289
Chief Commercial Officer	2006	56,395	-	23,774	-	-	-	1,396	81,565

Samuel M. Hopkins, II	2008	164,857	20,000	141,539	-	-	493	6,493	333,382
Vice President and Chief	2007	140,000	43,000	68,750	-	-	-	4,835	256,585
Accounting Officer	2006	140,000	-	68,750	-	-	5,901	4,674	219,325

(1)	Salary amounts include cash compensation earned by each named executive officer as well as any amounts earned in 2008, but contributed under the Company’s 401(k) Plan.

(2)

The value of stock awards is the compensation expense amount recognized for financial statement reporting purposes for 2008 in accordance with FAS 123R. A discussion of the relevant fair value assumptions is set forth in Note 7 to the Company’s consolidated financial statements on pages F 18 through F 21 of the 2008 Annual

Report on Form 10 K for the year ended December 31, 2008. The stock compensation expense for 2006 reflects a change in the method of calculation from the amount reported in the Company’s 2007 proxy statement to make the amount comparative to the calculation for 2007 in the above table.

(3)

The change in pension value for 2008 is the increase in actuarial present value of the Company’s defined benefit pension plan attributable to the Named Executive Officer that was accrued during the year. Effective September 30, 2007, the Company froze pension plan benefit accruals for all employees covered under the plan, resulting in a decrease of $2,568 in the benefit accrual for Mr. Hopkins in 2007. Mr. Weber joined the Company in September 2006 and did not meet the eligibility requirements to participate in the plan prior to September 30, 2007.

(4)	The Company does not provide any non qualified deferred compensation plans to its employees.

(5)

All Other Compensation consists of employer matching contributions under the Company’s defined contribution profit sharing/401(k) plan and the taxable value of life insurance benefits provided by the Company.

(6)	Mr. Weber joined the Company on September 11, 2006.

GRANTS OF PLAN-BASED AWARDS

          The following table sets forth information concerning the grant of restricted shares of the Company’s common stock to Named Executive Officers during the year ended December 31, 2008.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards (1)

Peter T. Socha (2)	5/25/2008	40,000	$1,452,000

Coy K. Lane, Jr. (3)	5/25/2008	20,000	726,000

Michael E. Weber (4)	5/25/2008	5,000	181,500

Samuel M. Hopkins, II(5)	5/25/2008	13,750	499,125

(1)

The value of stock awards is the grant date fair value determined under FAS 123R for financial statement reporting purposes. A discussion of the relevant fair value assumptions is set forth in Note 7 to the Company’s consolidated financial statements on pages F 18 through F 21 of the 2008 Annual Report on Form 10 K for the year ended December 31, 2008.

(2)	Mr. Socha was granted 40,000 shares of restricted common stock, valued at $36.30 per share, which vest in two equal installments on May 25, 2010 and 2011.

(3)	Mr. Lane was granted 20,000 shares of restricted common stock, valued at $36.30 per share, which vest on May 25, 2011.

(4)	Mr. Weber was granted 5,000 shares of restricted common stock, valued at $36.30 per share, which vest on May 25, 2012.

(5)	Mr. Hopkins was granted 13,750 shares of restricted common stock, valued at $36.30 per share, which vest in three equal annual installments, on May 25, 2010, 2011 and 2012.

OUTSTANDING EQUITY AWARDS AT 2008 FISCAL YEAR-END

          The following table sets forth information about the outstanding equity awards for each of the Named Executive Officers as of December 31, 2008.

	OPTION AWARDS							STOCK AWARDS

Name	Number of Securities Underlying Unexercised Options (# exercisable)		Number of Securities Underlying Unexercised Options (# unexercisable)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($) (1)	Equity Incentiv e Plan Awards: Number of Unearne d Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Peter T. Socha	120,000	(2)	30,000	(2)	-	$10.80	5/7/14	81,250	(3)	$1,245,562	-	-

Coy K. Lane, Jr.	-		-		-	-	-	60,000	(4)	919,800	-	-

Michael E. Weber	-		-		-	-	-	20,000	(5)	306,600	-	-

Samuel M. Hopkins, II	-		-		-	-	-	27,500	(6)	421,575	-	-

(1)	The market value was calculated based on the closing market price of $15.33 per share of the Company’s common stock on December 31, 2008, the last trading day of 2008.

(2)

Pursuant to his employment agreement with the Company, Mr. Socha was granted options on May 25, 2004 to acquire 150,000 shares of common stock for $10.80 per share. The options vest in five equal annual installments, beginning on the first anniversary of the date of grant.

(3)

On May 25, 2004, Mr. Socha also was granted 206,250 restricted shares of common stock which will vest in five equal annual installments, beginning on the first anniversary of the date of the grant. Mr. Socha also was granted 40,000 restricted shares of common stock during 2008 that will vest in two equal installments on May 25, 2010 and 2011.

(4)

During 2005, Mr. Lane was granted 100,000 restricted shares of the Company’s common stock which vest as follows: 25% of the shares vest in five equal annual installments, beginning on May 25, 2006, and the remaining 75% of the shares vest in five equal annual installments beginning November 1, 2006. During 2008, Mr. Lane was granted 20,000 shares of restricted stock that vest on May 25, 2011.

(5)

In 2006, Mr. Weber was granted 25,000 restricted shares of the Company’s common stock which vest in five equal annual installments, beginning on November 1, 2007. During 2008, Mr. Weber was granted 5,000 shares of restricted stock that vest on May 25, 2012.

(6)

In 2004, Mr. Hopkins was granted 68,750 restricted shares of the Company’s common stock which vest in five equal annual installments, beginning on May 25, 2005. During 2008, Mr. Hopkins was granted 13,750 shares of restricted stock that vest in three equal installments on May 25, 2010, 2011 and 2012.

          The amount ultimately realized by the Named Executive Officer may vary based on a number of factors, including the Company’s actual operating performance, stock price fluctuations and the timing of exercises and sales.

OPTION EXERCISES AND STOCK VESTED IN 2008

          The following table sets forth information about stock awards that vested during 2008. There were no stock option exercises by Named Executive Officers during 2008.

	OPTION AWARDS		STOCK AWARDS

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)

Peter T. Socha	-	-	41,250	$1,497,375

Coy K. Lane, Jr.	-	-	20,000	726,000

Michael E. Weber	-	-	5,000	181,500

Samuel M. Hopkins, II	-	-	13,750	499,125

(1)	The value of the awards was calculated on the closing price per share of the Company’s common stock on the vesting date.

PENSION BENEFITS IN 2008

          Effective September 30, 2007, the Company froze pension plan benefit accruals for all employees covered under its qualified non-contributory defined benefit pension plan. Prior to being frozen, the pension plan covered substantially all employees in the Company’s Central Appalachian (“CAPP”) region and corporate offices who met certain length of service requirements.

          The monthly retirement benefit payable upon the normal retirement of any participant is dependent upon age, compensation and years of service. The normal retirement age under the plan is 65, but a full benefit is available to a retiree at age 62. A retiree can begin receiving a benefit as early as age 55, provided they have at least ten years of service at the time; however, a 3% reduction factor applies for each year a retiree receives a benefit prior to age 62. Compensation for purposes of calculating the monthly retirement benefit payable means basic monthly earnings, excluding overtime, bonuses and commissions, based on the employee’s average salary for the three highest consecutive years of service during the employee’s last ten years of employment. This amount is capped by provisions of the Internal Revenue Service code. The Internal Revenue Code also limits the amount of annual benefits which may be payable from the pension trust.

          The following table lists the number of years of credited service and the present value of accrued pension benefits for Named Executive Officers as of December 31, 2008. Changes in the value of pension benefits for Named Executive Officers from 2007 to 2008 are listed in the “Summary Compensation Table” above.

Name	Plan Name	Number of Years Credited Service (#) (1)	Present Value of Accumulated Benefit ($) (2)	Payments During Last Fiscal Year ($)

Peter T. Socha	James River Coal	5.0	$44,240	-
	Company
	Employees’
	Pension Plan

Coy K. Lane, Jr.	James River Coal	3.0	23,899	-
	Company
	Employees’
	Pension Plan

Michael E. Weber (3)	James River Coal	-	-	-
	Company
	Employees’
	Pension Plan

Samuel M. Hopkins, II	James River Coal	4.0	24,936	-
	Company
	Employees’
	Pension Plan

(1)

Effective September 30, 2007, the Company froze pension plan benefit accruals and plan participation. Prior to that time, participants were credited with a year of credited service for any year in which they had completed 1,000 or more hours of service.

(2)

Amounts represent the actuarially determined present value of accumulated plan benefits due the individual, assuming an interest rate of 6.00%, as used in the Company’s financial statement disclosures for the year ended December 31, 2008, the RP2000 Mortality adjusted for Blue Collar and compensation limits of $225,000 for 2008 and 2007 and $220,000 for 2006.

(3)	Mr. Weber joined the Company in September 2006 and did not meet the eligibility requirements to participate in the plan.

          The Company also has a defined contribution profit sharing plan and a defined contribution 401(k) plan, which are discussed above under the heading “Retirement Benefits.” The Company’s 2008 contributions to the defined contribution profit sharing plan on behalf of Named Executive Officers are included in the “All Other Compensation” column in the “Summary Compensation Table” above. There were no Named Executive Officers participating in the Company’s Triad 401(k) plan during 2008. Additionally, the Company does not provide any non qualified deferred compensation plans to its employees.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, SEVERANCE AND CHANGE-INCONTROL ARRANGEMENTS

Employment Contracts

          As discussed under “Base Salary” above, the Company and Mr. Socha entered into an employment agreement effective May 7, 2004. In addition to the base salary, bonuses, equity incentives and other benefits terms outlined above, the employment agreement provides that if Mr. Socha’s employment is terminated without good reason, as defined in the employment agreement, before expiration, he will receive the greater of (i) his remaining salary due under the employment agreement or (ii) 12 months of salary. Mr. Socha’s employment agreement also provides that upon termination without good reason or a change in control (as those terms are defined in the applicable agreements) all of Mr. Socha’s restricted shares and options will immediately vest and the options will become exercisable.

Severance and Change in Control Arrangements

          The Company has a plan for certain employees that would encourage them to devote their time and energies to the successful performance of their employment duties while providing them a measure of security during a potential change-in-control transaction. We believe that such a plan promotes alignment of management’s goals with stockholders’ goals by helping reduce management’s reluctance to pursue and act on change in control transactions. Additionally, change in control agreements with key employees allow us to have a mechanism in place to retain key employees and encourage their continued dedication during the period of transition. In 2006, the Board of Directors authorized the Chief Executive Officer and the Compensation Committee to work with Towers Perrin to develop a severance and retention plan. The plan was adopted by the Board and communicated to those employees determined to be at risk in the event of a change in control transaction. Additionally, Mr. Weber was designated as a severance participant in the plan effective April 29, 2008. Pursuant to the severance and retention plan, the Company has entered into severance agreements with Messrs. Lane, Weber and Hopkins, each of which provide that the executive will be entitled to receive a lump sum cash payment in an amount equal to 12 months of his base salary, plus continued health, dental and term life insurance benefits for 12 months following his termination, if such termination occurs within 12 months after a change in control transaction. A change in control, as defined in the severance and retention plan, includes any of the following events: (1) the acquisition (other than from the Company) by any person of beneficial ownership of forty percent or more of the combined voting power of the Company’s then outstanding voting securities or (2) the individuals who, as of the effective date of the transaction are members of the Board, cease to constitute at least two thirds of the Board. The severance and retention plan also provides that employees designated by the Compensation Committee will be eligible to receive a retention bonus, in an amount designated by the Compensation Committee, upon the occurrence of a change in control. Retention bonus amounts payable to any of the Named Executive Officers, if any, will be determined by the Compensation Committee at a later date.

          As discussed previously, Mr. Socha’s employment agreement also provides for salary continuation in certain circumstances identified in the agreement. Assuming termination was effective as of December 31, 2008, the Named Executive Officers would be eligible for the following lump sum payments:

Peter T. Socha	$997,115
Coy K. Lane, Jr.	275,000
Michael E. Weber	206,000
Samuel M. Hopkins, II	175,000

          Additionally, under the terms of the severance plan and Mr. Socha’s employment agreement, in the event of a change in control transaction, all unvested equity awards, including restricted shares of common stock of the Company and all options to acquire common stock of the Company, held by Mr. Socha, Mr. Hopkins, Mr. Lane and Mr. Weber, will immediately vest and become exercisable, as applicable.

DIRECTOR COMPENSATION IN 2008

          Annual compensation of non employee directors for 2008 consisted of cash compensation, which included an annual retainer paid quarterly to each director and an additional fee to each director who served as chair of a committee, and equity compensation, consisting of stock option awards and restricted stock awards. These components are described more fully below.

Annual Board Fees

          Non employee directors received an annual cash retainer of $40,000 in 2008, which was paid pro rata on a quarterly basis to each director. The Audit Committee Chairman received an additional annual amount of $15,000 and the Chairmen of the Compensation and Governance Committees each received an additional annual amount of $5,000.

          The Company pays travel and accommodation expenses of directors to attend meetings and other corporate functions. Directors do not receive meeting attendance fees.

Annual Equity Compensation

          Non employee directors collectively received annual equity compensation of $661,500 in 2008. Each director received 1,250 shares of restricted stock (valued based on the fair market value of the Company’s common stock on the date of grant) and 5,000 stock options (valued based on the Black Scholes method). These valuation methods differ from the amounts determined in accordance with FAS 123R, as reported in the below table. The restricted stock awards will vest in equal installments over three years. The stock option awards were granted at an exercise price equal to the fair market value of the Company’s common stock on the date of grant and will vest in equal installments over three years and will expire 10 years after grant. In the event of a change in control (as defined in the Company’s 2004 Equity Incentive Plan), all outstanding unvested restricted shares and options will immediately vest and the options will become fully exercisable. The Committee may, in its sole discretion, provide for the termination of an award upon the consummation of the change in control and the payment of a cash amount in exchange for the cancellation of an award, or the issuance of a substantially equivalent substitute grant or award.

          The total 2008 compensation of the Company’s non employee directors is shown in the table below.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1) (2)	Option Awards ($) (1) (3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Alan F. Crown	45,000	35,419	84,722	-	-	-	165,141

Ronald J. FlorJancic	40,000	20,977	65,758	-	-	-	126,735

Leonard J. Kujawa	55,000	35,419	84,722	-	-	-	175,141

Joseph H. Vipperman	45,000	35,419	84,722	-	-	-	165,141

(1)

The value of stock awards and option awards was the 2008 compensation expense amount recognized for financial reporting purposes in accordance with FAS 123R. A discussion of the relevant fair value assumptions is set forth in Note 7 to the Company’s consolidated financial statements on pages F 18 through F 21 of the 2008 Annual Report on Form 10 K for the year ended December 31, 2008.

(2)

As of December 31, 2008, the aggregate number of unvested restricted stock awards outstanding for each non employee director was as follows: Mr. Crown, 2,583 shares; Mr. FlorJancic, 2,458 shares; Mr. Kujawa, 2,583 shares; and Mr. Vipperman, 2,583 shares.

(3)

As of December 31, 2008, the aggregate number of stock option awards outstanding for each non employee director was as follows: Mr. Crown, 35,000 options; Mr. FlorJancic, 20,000 options; Mr. Kujawa, 30,000 options; and Mr. Vipperman, 10,000 options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          Our compensation committee currently consists of Alan F. Crown, Ronald J. FlorJancic and Joseph H. Vipperman (committee chair). None of these committee members has ever been employed by us. None of our executive officers serves as a member of the compensation committee of any entity that has one or more executive officers who serve on our compensation committee. No interlocking relationship exists between our compensation committee and the compensation committee of any other company, nor has any interlocking relationship existed in the past.

REPORT OF THE AUDIT COMMITTEE

          The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates this Report by reference therein.

          The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its financial and other oversight responsibilities by serving as an independent and objective party to oversee, monitor and appraise: (1) the integrity of the Company’s financial statements and other external financial information and financial reporting process; (2) the Company’s auditing process, including all engagements of the Company’s independent accountants, and the performance of financial management; (3) the Company’s ethical and legal compliance; (4) the performance of the Company’s internal control function and its system of internal controls; and (5) the investment of the assets of the Company’s pension plan. The Committee operates pursuant to a written charter adopted by the Board of Directors, which is attached to this Proxy Statement as Appendix A, and is available on the Company’s internet site (http://ir.jamesrivercoal.com/documentdisplay.cfm?DocumentID=3225).

          The Company’s management is responsible for its internal controls and the financial reporting process. The Company’s independent accountants, KPMG LLP, are responsible for performing an audit of the Company’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) and for expressing an opinion as to their conformity with U.S. generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee these processes.

          Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. Management has also concluded that the Company’s internal control over financial reporting was effective as of December 31, 2008.

          In keeping with its responsibilities, the Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and internal control with management and the independent accountants. In addition, the Audit Committee has discussed with the Company’s independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committee,” as currently in effect. The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent accountants their independence. The Audit Committee has also discussed, reviewed and monitored the Company’s disclosure controls and its plans and activities related to Sarbanes-Oxley Section 404 compliance.

          Based on the reviews and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Audit Committee Charter, the Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in the 2008 Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.

          The foregoing report has been furnished by:

JAMES RIVER COAL COMPANY AUDIT COMMITTEE

Audit Committee Members:

Ronald J. FlorJancic      Leonard J. Kujawa, Chairman      Joseph H. Vipperman
(Members of the Audit Committee)

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

          Pursuant to the Audit Committee Charter, the Audit Committee appoints the firm that will serve as the Company’s independent accountants each year. Such appointment is not subject to ratification or other vote by the shareholders. KPMG LLP was the independent registered public accounting firm for the Company for 2008. The Audit Committee has not selected the Company’s independent registered public accounting firm for fiscal 2009, as the meeting in which the audit firm is discussed and voted on has not occurred yet. The Audit Committee will discuss and vote on the Company’s independent registered public accounting firm for fiscal 2009 during a future meeting, which the Company expects to occur during its second fiscal quarter of 2009. Representatives of KPMG LLP are expected to be present and available to answer appropriate questions at the 2009 Annual Meeting, and will have an opportunity to make a statement if they so desire.

Fees

          The following table and footnotes summarize the aggregate fees billed to the Company by KPMG LLP for the years indicated ($ in thousands):

	2008	2007

Audit Fees (1)	$539	$622
Audit-Related Fees	-	-
Tax Fees	-	1
All Other Fees	-	-

Total	$539	$623

(1)

Fees for audit services billed in 2008 consisted of the audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and quarterly reviews of unaudited consolidated financial statements ($400), and services in connection with the Company’s registration statements ($139). Fees for audit services billed in 2007 consisted of the audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and quarterly reviews of unaudited consolidated financial statements ($525), services in connection with the Company’s registration statements ($75) and other billings ($22).

Approval of Audit and Non-Audit Services

          The Audit Committee of the Company’s Board of Directors pre approves all audit and non audit services performed by the Company’s independent auditors. The Audit Committee specifically approves the annual audit services engagement. Certain non audit services that are permitted under the federal securities laws may be approved from time to time by the Audit Committee. The Audit Committee is authorized to delegate to the Chair of the Committee pre approval authority with respect to permitted services. None of the services performed by KPMG LLP described above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2 01 of Regulation S X.

SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

          Shareholders are hereby notified that if they wish to include a proposal in the Company’s Proxy Statement and form of proxy relating to the 2010 annual meeting pursuant to Rule 14a-8 as promulgated under the Securities Exchange Act of 1934, a written copy of their proposal must be received at the principal executive offices of the Company no later than January 10, 2010 (based on a tentative annual meeting date of June 10, 2010 and proxy materials for such meeting being dated May 10, 2010). To ensure prompt receipt by the Company, proposals should be sent certified mail return receipt requested and should otherwise comply with Rule 14a-8.

          In accordance with the Company’s bylaws, shareholders who wish to submit a proposal for consideration at the Company’s 2010 annual meeting of shareholders other than pursuant to Rule 14a-8 must deliver a copy of their proposal to the Company at its principal executive offices no later than March 12, 2010 (based on a tentative annual meeting date of June 10, 2010). Also in accordance with the Company’s bylaws, shareholders who wish to make a nomination for director for consideration at the Company’s 2010 annual meeting must deliver a copy of their nomination to the Company at its principal executive offices no later than February 10, 2010 (based on a tentative annual meeting date of June 10, 2010).

2008 ANNUAL REPORT

          A copy of James River’s 2008 Annual Report to Shareholders, which includes a copy of the 2008 Annual Report on Form 10-K for the year ended December 31, 2008, is being furnished herewith. Any record or beneficial shareholder as of the Record Date may request a copy of any exhibits to the 2008 Annual Report on Form 10-K, upon payment of James River’s reasonable expenses in furnishing the exhibits, by submitting a written request to:

James River Coal Company
901 E. Byrd Street, Suite 1600
Richmond, Virginia 23219
Attn.: Secretary

          If the person requesting exhibits was not a shareholder of record on the Record Date, the request must include a representation that the person was a beneficial owner of Common Stock on that date.

EXPENSES OF SOLICITATION

          All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and soliciting proxies will be paid by the Company. It is estimated that such costs will be nominal. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses reasonably incurred by them in sending proxy materials to beneficial owners of stock. The solicitation of proxies will be conducted primarily by mail but may include telephone, electronic or oral communications by directors, officers or regular employees of the Company, acting without special compensation.

OTHER MATTERS

          The Board of Directors does not know of any other matters to come before the 2009 Annual Meeting; however, if any other matters properly come before the 2009 Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters. If any other matter should come before the 2009 Annual Meeting, such matter will be approved if the number of votes cast in favor of the matter exceeds the number opposed.

Date: April 27, 2009

SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, POSTAGE FOR WHICH HAS BEEN PROVIDED. YOUR PROMPT RESPONSE IS APPRECIATED.

APPENDIX A

JAMES RIVER COAL COMPANY

AUDIT COMMITTEE CHARTER

I.	Purpose and Authority

          The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its financial and other oversight responsibilities by serving as an independent and objective party to oversee, monitor and appraise: (1) the integrity of the Company’s financial statements and other external financial information, financial reporting process and internal controls; (2) the Company’s auditing process, including all engagements of the Company’s independent accountants and the performance of financial management; and (3) the Company’s ethical and legal compliance. In furtherance of its purpose, the Committee shall strive to provide an open avenue of communication among the Company’s independent accountants, management, and the Board.

          In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company, and has the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties. The Company shall provide funding, as determined by the Committee, for payment of compensation to the independent auditors and to any advisers the Committee retains.

II.	Membership Requirements

          The Committee shall be comprised of three or more directors as determined by the Board. All members of the Committee shall be “independent” within the meaning of the listing standards of the Nasdaq Stock Market, including the independence standards for Committee members prescribed by Rule 10A-3 under the Securities Exchange Act. All members of the Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. At least one member shall be an ‘audit committee financial expert’ within the meaning of the rules of the Securities & Exchange Commission. Members of the Committee shall also meet such other qualifications as may be imposed from time to time by the Board, by law or by the listing requirements of the Nasdaq Stock Market. Committee members should be able to devote sufficient time to carrying out the responsibilities of a member of the Committee.

III.	Meetings and Governance

          The Committee shall meet in connection with the Company’s annual audit and for other purposes as circumstances dictate. To foster open communications, the Committee will meet in executive sessions with the independent accountants and management as appropriate. The Committee will report its activities and findings to the Board on a regular basis.

          The Board may appoint a Chair of the Committee. The Chair will preside, when present, at all meetings of the Committee. One-third of the members, but not less than two, will constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. The Committee may meet by telephone or video conference and may take action by written consent.

IV.	Duties, Responsibilities and Activities

          While the Committee has the duties and responsibilities set forth in this Charter, management has primary responsibility for the financial statements and the reporting process, including the systems of internal controls and management’s report thereon; and the Company’s independent accountants are responsible for performing an audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States, for expressing an opinion as to their conformity with generally accepted accounting principles, for reviewing the Company’s quarterly financial statements and for attesting to management’s report on the Company’s internal control. The Committee’s responsibility is to monitor and oversee these processes.

(A)	Review of Financial Statements, Reports and Charter

The Committee shall review the Company’s financial statements, reports and other financial information, in conjunction with the Company’s internal financial management and independent accountants, as appropriate. Such review shall generally include candid discussions of the quality—not merely the acceptability—of the Company’s accounting principles as applied in its financial reporting. Reviews shall occur prior to dissemination of the statement, report or other document to a third party or the public. Without limitation, the Committee shall review, to the extent it deems necessary or appropriate:

➢	The annual financial statements and other material financial content of the Company’s Annual Reports to Shareholders and/or Annual Reports on Form 10-K.

➢	Any quarterly or other interim financial statements and other material financial content of the Company’s Quarterly Reports on Form 10-Q.

➢	Any other material external financial information, such as earnings releases.

➢	Any material internal reports prepared by the independent accountants or management.

➢	The annual report of the Committee for inclusion in the Company’s annual proxy statement.

➢	This Charter on an annual basis, or more frequently as circumstances dictate.

The Chair of the Committee may represent the entire Committee for purposes of reviewing quarterly information, other material external financial information such as earnings releases, or internal reports to the extent permissible under the listing requirements of the Nasdaq Stock Market and generally accepted auditing standards.

In addition to the reviews described above, the Committee shall from time to time perform the following duties and responsibilities and shall engage in the following activities to the extent necessary or appropriate in the judgment of the Committee:

(B)	Relationship with Independent Accountants

➢

Appoint, compensate, retain and terminate the independent accountants. The independent accountants shall report directly to the Committee. The Committee shall have sole authority to determine the compensation to be paid to the independent accountants for any service. The Committee also shall be responsible for the oversight and evaluation of the work of the independent accountants, including resolution of disagreements between management and the independent accountants.

➢

Pre-approve all audit and permitted non-audit services provided to the Company by the independent accountants. The Committee may delegate pre-approval authority to the Chair of the Committee or may adopt pre-approval policies and procedures, to the extent permitted by applicable laws. Any pre-approvals made pursuant to delegated authority or pre-approval policies and procedures must be presented to the full Committee at its next scheduled meeting.

➢

Receive a report or report update from the independent accountants, within the time periods prescribed by the rules of the SEC, on the following: (1) all critical accounting policies and practices of the Company; (2) all material alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants; and (3) other material written communications between the independent accountants and management.

➢

Receive a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Company. The Committee shall actively engage the independent accountants in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and take appropriate action to oversee the independence of the independent accountants.

	(C)	Financial Reporting and Auditing Processes

➢	Oversee the integrity of the Company’s financial reporting process, both internal and external.

➢	Discuss with the independent accountants and management the overall scope and plans for their respective audits.

➢

Review with the independent accountants and management the adequacy and effectiveness of the Company’s internal controls, including management’s report on the adequacy or effectiveness of internal controls and the fullness and accuracy of the Company’s financial statements. The Committee shall consider the quality of presentation of, among other matters, critical accounting policies, off-balance sheet transactions and financial measures presented on a basis other than in accordance with generally accepted accounting principles.

➢

Review the quality and appropriateness of the Company’s accounting principles and underlying estimates as applied in its financial reporting, including the independent accountants’ judgments concerning the foregoing.

➢	In consultation with the independent accountants and management, review any major changes or improvements to the Company’s financial and accounting principles and practices and internal controls.

➢

Discuss with management policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

	(D)	Ethical and Legal Compliance

➢

Establish and oversee procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

➢

Review and approve all transactions to which the Company is a party and in which any director or executive officer has a direct or indirect material interest, apart from in their capacity as director or executive officer.

➢

Oversee the development and administration of an appropriate ethics and compliance program, including a code or codes of ethics and business conduct. The Committee shall review requests for and determine whether to grant or deny waivers of the Company’s code of ethics applicable to directors and executive officers.

	(E)	Pension Plan

➢	Review and monitor the investment of the assets of the Company’s pension plan.

     In addition, the Committee may perform any other activities in its discretion that are consistent with the Committee’s purpose, or as determined necessary or appropriate by the Board.

APPENDIX B

JAMES RIVER COAL COMPANY
2004 EQUITY INCENTIVE PLAN

-i-

Table of Contents
(continued)

-ii-

JAMES RIVER COAL COMPANY 2004
EQUITY INCENTIVE PLAN

1.	GENERAL PROVISIONS

          1. Establishment and Purposes of Plan. James River Coal Company, a Virginia corporation (the “Company”), hereby establishes an equity incentive plan to be known as the “James River Coal Company 2004 Equity Incentive Plan” (the “Plan”), as set forth in this document. The objectives of the Plan are (i) to provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its affiliates; and (ii) to attract, motivate and retain employees, directors, consultants and other persons who perform services for the Company by providing compensation opportunities that are competitive with other companies; and (iii) to align the long-term financial interests of employees’ and other Eligible Participants with those of the Company’s shareholders.

          2. Types of Awards. Awards under the Plan may be made to Eligible Participants who are Employees in the form of (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock, (v) Restricted Stock Units; (vi) Performance Shares, or (vii) any combination of the foregoing. Awards under the Plan may be made to Eligible Participants who are not employees in the form of (i) Nonqualified Stock Options, (ii) Stock Appreciation Rights; (iii) Restricted Stock; and (iv) Restricted Stock Units, or (v) any combination of the foregoing.

          3. Effective Date. The Plan shall be effective upon approval by the Company’s shareholders (the “Effective Date”).

2.	DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

          1-“Agreement” means the written agreement evidencing an Award granted to the Participant under the Plan.

          2-“Award” means an award granted to a Participant under the Plan that is an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, or combination of these.

          3-“Board” means the Board of Directors of the Company.

          4-“Cause” means, unless provided otherwise in the Agreement, the involuntary termination of a Participant by the Company for any of the following reasons: (a) as a result of an act or acts by the Participant which have been found in an applicable court of law to constitute a felony (other than traffic-related offenses); (b) as a result of one or more acts by a Participant which in the good faith judgment of the Board are believed to be in violation of law or of policies of the Company and which result in demonstrably material injury to the Company; (c) as result of an act or acts of proven dishonesty by the

Participant resulting or intended to result directly or indirectly in significant gain or personal enrichment to the Participant at the expense of the Company or public shareholders of the Company; or (d) upon the willful and continued failure by the Participant to perform his duties with the Company (other than any such failure resulting from incapacity due to mental or physical illness not constituting a Disability), after a demand in writing for substantial performance is delivered by the Board, which demand specifically identifies the manner in which the Board believes that the Participant has not substantially performed his duties. For purposes of this Plan, no act or failure to act by the Participant shall be deemed to be “willful” unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interests of the Company. “Cause” shall be determined by the Committee. Notwithstanding the foregoing, if the Participant has entered into an employment agreement with the Employer that is binding as of the date of employment termination, and if such employment agreement defines “Cause,” then the definition of “Cause” in such agreement, in lieu of the definition provided above, shall apply to the Participant for purposes of the Plan.

5-“Change in Control” means any of the following events:

          The acquisition (other than from the Company) by any “Person” (as the term is used for purposes of sections 13(d) or 14(d) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of forty percent (40%) or more of the combined voting power of the Company’s then outstanding voting securities; or

          The individuals who, as of the Effective Date are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least two-thirds of the Board, provided, however, that if the election, or nomination for election by the Company’s shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; or

          Consummation of a merger or consolidation involving the Company, if the shareholders of the Company, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation; or

A complete liquidation or dissolution of the Company or consummation of the sale or other disposition of all or substantially all of the assets of the Company.

          Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to Section 2.5(a) solely because forty percent (40%) or more of the combined voting power of the Company’s then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities, under one or more employee benefit plans maintained by the Company or any of its subsidiaries, or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the shareholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

          6-“Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

          7-“Committee” means the Compensation Committee of the Board or such other committee consisting of two or more members of the Board as may be appointed by the Board to administer this Plan pursuant to Article 3 of the Plan. To the extent required by applicable law, if any member of the Committee does not qualify as (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Act, and (ii) an “outside director” within the meaning of Code Section 162(m), a subcommittee of the Committee shall be appointed to grant Awards to Named Executive Officers and to officers who are subject to Section 16 of the Act, and each member of such subcommittee shall satisfy the requirements of (i) and (ii) above. References to the Committee in the Plan shall include and, as appropriate, apply to any such subcommittee.

          8-“Company” means James River Coal Company, a Virginia corporation, and its successors and assigns.

          9-“Director” means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company or any Employer shall not be considered a Director, but instead shall be considered an employee for purposes of the Plan.

          10-“Disability” means, (i) with respect to a Participant who is eligible to participate in the Employer’s program of long-term disability insurance, if any, a condition with respect to which the Participant is entitled to commence benefits under such program, and (ii) with respect to any Participant (including a Participant who is eligible to participate in the Employer’s program of long-term disability insurance, if any), the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of six (6) months or more. For a Director, Disability shall mean the inability of the Director to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of six (6) months or more. The determination of Disability shall be made by the Committee.

          11-“Effective Date” shall have the meaning ascribed to such term in Section 1.3 hereof.

          12-“Eligible Participant” means an employee of the Employer (including an officer) as well as any other person, including a Director and a consultant or other person who provides bona fide services to the Employer, as shall be determined by the Committee.

          13-“Employer” means the Company and any entity during any period that it is a “parent corporation” or a “subsidiary corporation” with respect to the Company within the meaning of Code Sections 424(e) and 424(f). With respect to all purposes of the Plan, including but not limited to, the establishment, amendment, termination, operation and administration of the Plan, the Company shall be authorized to act on behalf of all other entities included within the definition of “Employer.”

          14-“Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. All citations to sections of the Exchange Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

          15-“Fair Market Value” means the fair market value of a Share, as determined in good faith by the Committee as follows:

          if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported;

          if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or other comparable quotation system and have been designated as a National Market System (“NMS”) security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported;

          If the Shares are admitted to Quotation on the NASDAQ and have not been designated a NMS Security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date; or

if (a), (b) and (c) do not apply, on the basis of the good faith determination of the Committee.

For purposes of subsection (a) above, if Shares are traded on more than one securities exchange then the following exchange shall be referenced to determine Fair Market Value: (i) the New York Stock Exchange (“NYSE”), or (ii) if shares are not traded on the NYSE, the NASDAQ, or (iii) if shares are not traded on the NYSE or NASDAQ, the largest regional exchange on which Shares are traded.

          16-“Incentive Stock Option” or “ISO” means an Option granted to an Eligible Participant under Article 5 of the Plan which is intended to meet the requirements of Section 422 of the Code.

          17-“Insider” shall mean, to the extent such provisions are applicable, an individual who is, on the relevant date, subject to the reporting requirements of Section 16(a) of the Act.

          18-“Named Executive Officer” means, to the extent such provisions are applicable, a Participant who is one of the group of “covered employees” as defined in the regulations promulgated or other guidance issued under Code Section 162(m), as determined by the Committee.

          19-“Nonqualified Stock Option” or “NQSO” means an Option granted to an Eligible Participant under Article 5 of the Plan which is not intended to meet the requirements of Section 422 of the Code.

          20-“Option” means an Incentive Stock Option or a Nonqualified Stock Option. An Option shall be designated as either an Incentive Stock Option or a Nonqualified Stock Option, and in the absence of such designation, shall be treated as a Nonqualified Stock Option.

          21-“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

          22-“Participant” means an Eligible Participant to whom an Award has been granted.

          23-“Performance Measures” means the performance measures set forth in Article 9 which are used for performance based Awards to Named Executive Officers.

          24-“Performance Share” means an Award under Article 8 of the Plan that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such performance objectives during the relevant performance period as the Committee shall establish at the time of such Award or thereafter, but, if applicable, not later than the time permitted by Code section 162(m) in the case of a Named Executive Officer, unless the Committee determines not to comply with Code section 162(m) or that such compliance is not required.

          25-“Permitted Transferee” means any members of the immediate family of the Participant (i.e., spouse, children, and grandchildren), any trusts for the benefit of such family members or any partnerships whose only partners are such family members. Appropriate evidence of any transfer to the Permitted Transferees shall be delivered to the Company at its principal executive office. If all or part of an Option is transferred to a Permitted Transferee, the Permitted Transferee’s rights thereunder shall be subject to the same restrictions and limitations with respect to the Option as the Participant.

          26-“Plan” means the James River Coal Company 2004 Equity Incentive Plan, as set forth herein and as it may be amended from time to time.

          27-“Restricted Stock” means an Award of Shares under Article 7 of the Plan, which Shares are issued with such restrictions and conditions, including performance conditions, as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Shares, to sell, transfer, pledge or assign such Shares, to vote such Shares, and/or to receive any dividends or distributions with respect to such Shares, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

          28-“Restricted Stock Units” or “RSUs” means a right granted under Section 7 of the Plan, subject to such restrictions and conditions as determined by the Committee, to receive a number of Shares or a cash payment for each such Share equal to the Fair Market Value of a Share on a specified date.

          29-“Restriction Period” means the period commencing on the date an Award of Restricted Stock or Restricted Stock Units is granted and ending on such date as the Committee shall determine.

          30-“Retirement” means termination of employment other than for Cause after a Participant has (i) attained age 65; or (ii) reached the age of 55 years and has completed at least 10 years of service.

          31-“Share” means one share of common stock, par value $0.01 per share, of the Company, and as such Share may be adjusted pursuant to the provisions of Section 4.3 of the Plan.

          32-“Stock Appreciation Right” or “SAR” means an Award granted under Article 6 of the Plan which provides for an amount payable in Shares and/or cash, as determined by the Committee, equal to the excess of the Fair Market Value of a Share on the day the Stock Appreciation Right is exercised over the specified purchase price.

3.	ADMINISTRATION

          1. General. This Plan shall be administered by the Committee. The Committee, in its discretion, may delegate to one or more of its members, or to officers of the Company, such of its powers as it deems appropriate.

          2. Authority of the Committee.

          The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the Eligible Participants who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including, without limitation, the determination of the number of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Performance Shares subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent it shall deem desirable to carry it into effect.

          In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

          All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all parties, including the Company, its shareholders, Participants, Eligible Participants and their estates, beneficiaries and successors.

          3. Delegation of Authority. Except with respect to Named Executive Officers and Insiders (to the extent such rules are applicable), the Committee may, at any time and from time to time, delegate to one or more persons any or all of its authority under Section 3.2, to the full extent permitted by law.

          4. Award Agreements. Each Award granted under the Plan shall be evidenced by a written Agreement. Each Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be imposed by the Committee, including without limitation, provisions related to the consequences of termination of employment. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of the Agreement.

          5. Indemnification. In addition to such other rights of indemnification as they may have as directors, officers or as members of the Committee, directors and officers of the Company and the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney’s fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Company, or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the director, officer or Committee member has been grossly negligent or engaged in willful misconduct in the performance of his duties; provided, that within 60 days after institution of any such action, suit or proceeding, a director, officer or Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

4.	SHARES SUBJECT TO THE PLAN

          1. Number of Shares. (a) Subject to adjustment as provided in (b) below and in Section 4.2, the aggregate number of Shares which are available for issuance pursuant to Awards under the Plan is 1,650,000. The number of Incentive Stock Options that may be issued under the Plan is 1,000,000, which is included within the 1,650,000 total shares. Such Shares shall be made available from Shares currently authorized but unissued or Shares currently held (or subsequently acquired) by the Company as treasury shares, including Shares purchased in the open market or in private transactions. If Options, Restricted Stock or Restricted Stock Units are issued in respect of options, restricted stock, or restricted stock units of an entity acquired, by merger or otherwise, by the Company (or any subsidiary of the Company or any Employer), to the extent such issuance shall not be inconsistent with the terms, limitations and conditions of Code section 422 or Exchange Act Rule 16b-3, the aggregate number of Shares for which Awards may be made hereunder shall automatically be increased by the number of Shares subject to Awards so issued; provided, however, the aggregate number of shares for which Awards may be granted hereunder shall automatically be decreased by the number of Shares covered by any unexercised portion of an Award so issued that has terminated for any reason, and the Shares subject to any such unexercised portion may not be the subject of an Award to any other person.

          (b) The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

          If, for any reason, any Shares awarded or subject to purchase under the Plan are not delivered or purchased, or are reacquired by the Company, for reasons, including, but not limited to, a forfeiture of Restricted Stock or termination, expiration or cancellation of an Option, Stock Appreciation Right, Restricted Stock Units, Performance Shares (“Returned Shares”), shall not be charged against the aggregate number of Shares available for issuance pursuant to Awards under the Plan and shall again be available for issuance pursuant to an Award under the Plan. If the exercise price and/or withholding obligation under an Award is satisfied by tendering Shares to the Company (either by actual delivery or attestation), only the number of Shares issued net of the Shares so tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for issuance under the Plan.

          Each Performance Share awarded that may be settled in Shares shall be counted as one Share subject to an Award. Performance Shares that may not be settled in Shares (or that may be settled in Shares but are not) shall not result in a charge against the aggregate number of Shares available for issuance pursuant to Awards under this Plan.

          Each Stock Appreciation Right or Restricted Stock Unit that may be settled in Shares shall be counted as one Share subject to an award. Stock Appreciation Rights or Restricted Stock Units that may not be settled in Shares (or that may be settled in Shares but are not) shall not result in a charge against the aggregate number of Shares available for issuance pursuant to Awards under this Plan. In addition, if a Stock Appreciation Right is granted in connection with an Option and the exercise of the Stock Appreciation Right results in the loss of the Option right, the Shares that otherwise would have been issued upon the exercise of such related Option shall not result in a charge against the aggregate number of Shares available for issuance pursuant to Awards under this Plan.

          2. Adjustment of Shares. If any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spinoff, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company’s corporate structure, or any distribution to shareholders (other than a cash dividend) results in the outstanding Shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other entity; or new, different or additional shares or other securities of the Company or of any other entity being received by the holders of outstanding Shares; then equitable adjustments shall be made by the Committee in:

the limitations on the aggregate number of Shares that may be awarded as set forth in Section 4.1, including, without limitation, with respect to Incentive Stock Options;

the number and class of Shares that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

the Option Price under outstanding Options and the number of Shares to be transferred in settlement of outstanding Stock Appreciation Rights; and

          the terms, conditions or restrictions of any Award and Agreement, including the price payable for the acquisition of Shares; provided, however, that all such adjustments made in respect of each ISO shall be accomplished so that such Option shall continue to be an incentive stock option within the meaning of Code Section 422.

5.	STOCK OPTIONS

          1. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Eligible Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have sole discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants; provided that only an Employee may be granted ISOs.

          2. Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Option Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be an NQSO.

          3. Option Price. The Option Price for each grant of an ISO or NQSO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

          4. Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its grant date.

          5. Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of or provision of services by the Participant with the Company or any Employer, which need not be the same for each grant or for each Participant. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control of the Company or upon the occurrence of other events as specified in the Agreement. In addition, the Committee may provide in the Agreement for the right of a Participant to defer option gains related to an exercise.

          6. Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the

Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full, either: (a) in cash, (b) cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired Shares (or delivering a certification or attestation of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the tendered Shares must have been held by the Participant for any period required by the Committee), or (d) by a combination of (a), (b) and (c). The Committee also may allow cashless exercises as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

          7. Nontransferability of Options.

          Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

          Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement with respect to transfers to Permitted Transferees (any such transfers being subject to applicable laws, rules and regulations), no NQSO granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all NQSOs granted to a Participant under this Article 5 shall be exercisable during his or her lifetime only by such Participant.

          8. Purchased Options. The Committee shall also have the authority to grant Options to Participants in exchange for a stated purchase price for such Option (which may be payable by the Participant directly or, at the election of the Participant, may be offset from bonus or other amounts owed to the Participant by the Company).

          9. Special Rules for ISOs. In no event shall any Participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a share on the date the ISO is granted or be eligible to receive an ISO that is exercisable later than the fifth (5th) anniversary date of its grant. No Participant may be granted ISOs (under the Plan and all other incentive stock option plans of the Employer) which are first exercisable in any calendar year for Shares having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds One Hundred Thousand Dollars ($100,000).

6.	STOCK APPRECIATION RIGHTS

          1. Grant of SARs. A Stock Appreciation Right may be granted to an Eligible Participant in connection with an Option granted under Article 5 of this Plan or may be granted independently of any Option. A Stock Appreciation Right shall entitle the holder, within the specified period (which may not exceed 10 years), to exercise the SAR and receive in exchange therefor a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share exceeds the exercise price, times the number of Shares with respect to which the SAR is exercised. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control or upon the occurrence of other events specified in the Agreement. A SAR granted in connection with an Option (a “Tandem SAR”) shall entitle the holder of the related Option, within the period specified for the exercise of the Option, to surrender the unexercised Option, or a portion thereof, and to receive in exchange therefore a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share exceeds the Option price per Share, times the number of Shares under the Option, or portion thereof, which is surrendered. SARs shall be subject to the same transferability restrictions as Nonqualified Stock Options.

          2. Tandem SARs. Each Tandem SAR shall be subject to the same terms and conditions as the related Option, including limitations on transferability, and shall be exercisable only to the extent such Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Option terminates or lapses. The grant of Stock Appreciation Rights related to ISOs must be concurrent with the grant of the ISOs. With respect to NQSOs, the grant either may be concurrent with the grant of the NQSOs, or in connection with NQSOs previously granted under Article 5, which are unexercised and have not terminated or lapsed. Upon exercise of a Tandem SAR, the number of Shares subject to exercise under any related Option shall automatically be reduced by the number of Shares represented by the Option or portion thereof which is surrendered.

          3. Payment. The Committee shall have sole discretion to determine in each Agreement whether the payment with respect to the exercise of an SAR will be in the form of all cash, all Shares, or any combination thereof. If payment is to be made in Shares, the number of Shares shall be determined based on the Fair Market Value of a Share on the date of exercise. If the Committee elects to make full payment in Shares, no fractional Shares shall be issued and cash payments shall be made in lieu of fractional shares. The Committee shall have sole discretion as to the timing of any payment made in cash or Shares, or a combination thereof, upon exercise of SARs. Payment may be made in a lump sum, in annual installments or may be otherwise deferred (at the election of the Participant); and the Committee shall have sole discretion to determine whether any deferred payments may bear amounts equivalent to interest or cash dividends.

7.	RESTRICTED STOCK AND RESTRICTED STOCK UNITS

          1. Grant of Restricted Stock. Restricted Stock Awards may be made to Eligible Participants as a reward for past service or as an incentive for the performance of future services that will contribute materially to the successful operation of the Employer. Awards of Restricted Stock may be made either alone or in addition to or in tandem with other Awards granted under the Plan and may be current grants of Restricted Stock or deferred grants of Restricted Stock.

          2. Restricted Stock Agreement. The Restricted Stock Agreement shall set forth the terms of the Award, as determined by the Committee, including, without limitation, the purchase price, if any, to be paid for such Restricted Stock, which may be more than, equal to, or less than Fair Market Value and may be zero, subject to such minimum consideration as may be required by applicable law; any restrictions applicable to the Restricted Stock such as continued service or achievement of Performance Measures, the length of the Restriction Period and whether any circumstances, such as death, Disability, or a Change in Control, will shorten or terminate the Restriction Period; and rights of the Participant to vote or receive dividends or distributions with respect to the Shares during the Restriction Period.

Notwithstanding Section 3.4 of the Plan, a Restricted Stock Award must be accepted within a period of sixty (60) days, or such other period as the Committee may specify, by executing a Restricted Stock Agreement and paying whatever price, if any, is required. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such recipient has executed a Restricted Stock Agreement and has delivered a fully executed copy thereof to the Committee, and has otherwise complied with the applicable terms and conditions of such Award.

          3. Nontransferability. Except as otherwise provided in this Article 7, no shares of Restricted Stock nor any Restricted Stock Units received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

          4. Certificates. Upon an Award of Restricted Stock to a Participant, Shares of Restricted Stock shall be registered in the Participant’s name (or an appropriate book entry shall be made). Certificates, if issued, may either be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse and/or be issued to the Participant and registered in the name of the Participant, bearing an appropriate restrictive legend and remaining subject to appropriate stop-transfer orders. If required by the Committee, the Participant shall deliver to the Company one or more stock powers endorsed in blank relating to the Restricted Stock. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant; provided, however, that the Committee may cause such legend or legends to be placed on any such certificates as it may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state law.

          5. Dividends and Other Distributions. Except as provided in this Article 7 or in the Award Agreement, a Participant receiving a Restricted Stock Award shall have, with respect to such Restricted Stock Award, all of the rights of a shareholder of the Company, including the right to vote the Shares to the extent, if any, such Shares possess voting rights and the right to receive any dividends and distributions; provided, however, the Committee may require that any dividends on such Shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be paid to the Company for the account of the Participant. The Committee shall determine whether interest shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts. In addition, with respect to Named Executive Officers, the Committee may, to the extent applicable, apply any restrictions it deems appropriate to the payment of dividends declared with respect to Restricted Stock such that the dividends and/or Restricted Stock maintain eligibility for the performance-based compensation exception under Code Section 162(m).

          6. Restricted Stock Units (or RSUs). Awards of Restricted Stock Units may be made to Eligible Participants in accordance with the following terms and conditions:

          The Committee, in its discretion, shall determine the number of RSUs to grant to a Participant, the Restriction Period and other terms and conditions of the Award, including whether the Award will be paid in cash, Shares or a combination of the two and the time when the Award will be payable (i.e., at vesting, termination of employment or another date).

Unless the Agreement provides otherwise, RSUs shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

          Awards of RSUs shall be subject to the same terms as applicable to Awards of Restricted Stock under Section 7.2 of the Plan; provided, however, a Participant to whom RSUs are awarded has no rights as a shareholder with respect to the Shares represented by the RSUs unless and until the Shares are actually delivered to the Participant; provided further, however, RSUs may have dividend equivalent rights if provided for by the Committee which may be subject to the same terms and conditions governing dividends and distributions applicable to Restricted Stock Awards under Section 7.5 of this Plan with the exception that in no event shall RSUs possess voting rights.

          The Agreement shall set forth the terms and conditions that shall apply upon the termination of the Participant’s employment with the Employer (including a forfeiture of RSUs for which the restrictions have not lapsed upon Participant’s ceasing to be employed) as the Committee may, in its discretion, determine at the time the Award is granted.

8. PERFORMANCE SHARES

          1. Grant of Performance Shares. Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

          2. Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set the Performance Measures in its discretion which, depending on the extent to which they are met, will determine the number of Performance Shares that will be paid out to the Participant. For purposes of this Article 8, the time period during which the Performance Measures must be met shall be called a “Performance Period.”

          3. Earning of Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares shall be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Measures have been achieved. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the Change in Control or upon the occurrence of other events specified in the Agreement.

          4. Form and Timing of Payment of Performance Shares. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Shares in the form of cash or in Shares (or in a combination thereof) which has an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form and timing of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

Except as otherwise provided in the Participant’s Award Agreement, a Participant shall be entitled to receive any dividends and distributions declared with respect to Shares that have been earned in connection with grants of Performance Shares but that have not yet been distributed to the Participant (such dividends and distributions shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends and distributions earned with respect to Restricted Stock, as set forth in Section 7.5 herein). In addition, unless otherwise provided in the Participant’s Award Agreement, a Participant shall be entitled to exercise full voting rights with respect to such Shares that have been earned in connection with grants of Performance Shares but that have not yet been distributed to the Participant.

5. Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

9.	PERFORMANCE MEASURES

The Performance Measure(s) to be used for purposes of Awards under the Plan shall be chosen from among the following (which may relate to the Company or a business unit, division or subsidiary): earnings, earnings per share, consolidated pre-tax earnings, net earnings, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), gross margin, revenues, revenue growth, market value added, economic value added, return on equity, return on investment, return on assets, return on net assets, return on capital employed, return on incremental equity, total shareholder return, profit, economic profit, capitalized economic profit, after-tax profit, pre-tax profit, cash flow measures, cash flow return, sales, sales volume, revenues per employee, stock price, cost goals, budget goals, growth expansion goals, or goals related to acquisitions or divestitures. The Committee can establish other Performance Measures for performance Awards granted to Eligible Participants. To the extent required to comply with the requirements of Code Section 162(m), the Company may submit the Performance Measures for shareholder approval. The Committee shall be authorized to make adjustments in performance based criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee shall also have the discretion to adjust the determinations of the degree of attainment of the pre-established Performance Measures. The Committee shall retain the discretion to adjust Awards upward or downward.

10.	BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

11.	DEFERRALS

The Committee may permit or require a Participant to defer under this Plan or to a separate deferred compensation arrangement of the Company such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or goals with respect to Performance Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

12.	WITHHOLDING

          1. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

          2. Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, unless other arrangements are made with the consent of the Committee, Participants shall satisfy the withholding requirement by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to not more than the minimum amount of tax required to be withheld with respect to the transaction. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

13.	FOREIGN EMPLOYEES

In order to facilitate the making of any grant of Awards under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Employer outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom, which special terms may be contained in an Appendix attached hereto. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

14.	AMENDMENT AND TERMINATION

          1. Amendment of Plan. The Committee may at any time terminate or from time to time amend the Plan in its discretion in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards previously granted under the Plan, unless the affected Participants consent in writing. To the extent required by Code Section 162(m) or 422 and/or the rules of NASDAQ or any exchange upon which the Company lists the shares for trading or other applicable law, rule or regulation, no amendment shall be effective unless approved by the shareholders of the Company at an annual or special meeting.

          2. Amendment of Award Agreement; Repricing. The Committee may, at any time, in its discretion amend outstanding Agreements in a manner not inconsistent with the terms of the Plan; provided, however, except as provided in Section 14.4, if such amendment is adverse to the Participant, as determined by the Committee, the amendment shall not be effective unless and until the Participant consents, in writing, to such amendment. To the extent not inconsistent with the terms of the Plan, the Committee may, at any time, in its discretion amend an outstanding Agreement in a manner that is not unfavorable to the Participant without the consent of such Participant. Notwithstanding the above provision, the Committee shall not have the authority to decrease the Option Price of any outstanding Option, except in accordance with Section 4.2 or unless such an amendment is approved by the shareholders of the Company.

          3. Termination of Plan. No Awards shall be granted under the Plan after the tenth (10th) anniversary of the date the Board adopts the Plan.

          4. Detrimental Activity. The Committee may provide in the Award Agreement that if a Participant engages in any “Detrimental Activity” (as defined below), the Committee may, notwithstanding any other provision in this Plan to the contrary, cancel, rescind, suspend, withhold or otherwise restrict or limit any unexpired, unexercised, or unpaid Awards as of the first date the Participant engages in the Detrimental Activity, unless sooner terminated by operation of another term of this Plan or any other agreement. Without limiting the generality of the foregoing, the Agreement may also provide that if the Participant exercises an Option or SAR, receives a Performance Share or Restricted Stock Unit payout, or receives Shares under an Award at any time during the period beginning six months prior to the date the Participant first engages in Detrimental Activity and ending six months after the date the Participant ceases to engage in any Detrimental Activity, the Participant shall be required to pay to the Company the excess of the then Fair Market Value of the Shares subject to the Award over the total price paid by the Participant for such Shares.

          For purposes of this Section, “Detrimental Activity” means any of the following activities as further defined by the Committee in the Award Agreement and as determined by the Committee in good faith: (i) the violation of any agreement between the Company and the Participant relating to the disclosure of confidential information or trade secrets, the solicitation of employees, customers, suppliers, licensees, licensors or contractors, or the performance of competitive services (ii) conduct that constitutes Cause (as defined in Section 2.4 above), whether or not the Participant’s employment is terminated for Cause.

15.	MISCELLANEOUS PROVISIONS

          1. Restrictions on Shares. All certificates for Shares delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company or Committee.

Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of the benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

          2. No Implied Rights. Nothing in the Plan or any Award granted under the Plan shall confer upon any Participant any right to continue in the service of the Employer, or to serve as a Director thereof, or interfere in any way with the right of the Employer to terminate the Participant’s employment or other service relationship for any reason at any time. Unless agreed by the Board, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan, severance program, or other arrangement of the Employer for the benefit of its employees. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company.

          3. Compliance with Laws.

          At all times when the Committee determines that compliance with Code Section 162(m) is required or desirable, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Awards under the Plan, the Committee may, subject to the requirements of Article 14, make any adjustments it deems appropriate.

          The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Exchange Act shall not be applicable with respect to participation in the Plan by Participants who are not Insiders.

          4. Successors. The terms of the Plan shall be binding upon the Company, and its successors and assigns (whether by purchase, merger, consolidation or otherwise).

          5. Tax Elections. Each Participant agrees to give the Committee prompt written notice of any election made by such Participant under Code Section 83(b) or any similar provision thereof.

          6. Legal Construction.

          Severability. If any provision of this Plan or an Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Agreement, it shall be stricken and the remainder of the Plan or the Agreement shall remain in full force and effect.

Gender and Number. Where the context admits, words in any gender shall include the other gender, words in the singular shall include the plural and words in the plural shall include the singular.

Governing Law. To the extent not preempted by federal law, the Plan and all Agreements hereunder, shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia.

IN WITNESS WHEREOF, this Plan is executed as of this the 25th day of May, 2004.

JAMES RIVER COAL COMPANY
	By:	/s/ Peter T.

Socha

Authorized Officer

ATTEST:

/s/ Michelle

Staton

Secretary

AMENDMENT
TO THE
JAMES RIVER COAL COMPANY
2004 EQUITY INCENTIVE PLAN

          THIS AMENDMENT is made as of the 10th day of June, 2009, by James River Coal Company, a Virginia corporation (the “Company”);

W I T N E S S E T H:

          WHEREAS, the Company previously established the James River Coal Company 2004 Equity Incentive Plan (the “Plan”); and

          WHEREAS, Article 14 of the Plan permits the Compensation Committee (the “Committee”) of the Board of Directors of the Company to amend the Plan; and

          WHEREAS, the Committee desires to amend the Plan to increase the total number of Shares which may be granted or awarded under the Plan, subject to approval of the Company’s shareholders.

          NOW, THEREFORE, for and in consideration of the foregoing premises, and other good and valuable consideration, the Plan is amended as follows:

          1. Section 4.1(a) is hereby amended by deleting the first two sentences in their entirety and replacing them with the following sentences:

“Subject to adjustment as provided in (b) below and in Section 4.2, the aggregate number of Shares which are available for issuance pursuant to Awards under the Plan is 2,400,000. The number of Incentive Stock Options that may be issued under the Plan is 1,000,000, which is included within the 2,400,000 total shares.”

          2. This Amendment shall be effective as of the date first above written, subject to shareholder approval within twelve months from such date. Except as hereby amended, the Plan shall remain in full force and effect.

          IN WITNESS WHEREOF, the undersigned does hereby execute this Amendment to the Plan as of the date first above written.

JAMES RIVER COAL COMPANY

By:

B-1

Peter T. Socha
Chairman, President and CEO

B-2

JAMES RIVER COAL COMPANY
901 E. BYRD STREET
SUITE 1600
RICHMOND, VIRGINIA 23219

This Proxy is Solicited on Behalf of the Board of Directors.

          KNOW ALL MEN BY THESE PRESENTS that I, the undersigned shareholder of James River Coal Company, a Virginia corporation (the “Company”), do hereby nominate, constitute, and appoint Peter T. Socha and Samuel M. Hopkins, II, or any one or more of them, my true and lawful attorney(s) with full power of substitution for me and in my name, place and stead, to vote all of the Common Stock, par value $0.01 per share, of the Company, standing in my name on its books on April 24, 2009, at the 2009 Annual Meeting of its Shareholders to be held at Williamsburg Lodge on June 10, 2009 at 8:00 a.m., local time, or at any adjournment thereof.

1.	Election of the following nominees as directors:

For the term to expire in 2012:

Ronald J. FlorJancic

Joseph H. Vipperman

☐	FOR all nominees listed (except as marked to the contrary)	☐	WITHHOLD AUTHORITY to vote for all nominees listed

INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee’s name(s) in the space provided below.

2.	To amend the Company’s 2004 Equity Incentive Plan to increase the number of shares available under the plan:

☐ For ☐ Against ☐ Abstain

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

          This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If you sign without otherwise marking the form, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting. Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Make sure that the name on your stock certificate(s) is exactly as you indicate below.

Signature

Signature if held jointly

Dated: _________________________, 2009

Please indicate whether or not you plan to attend the 2009 Annual Meeting (if you do attend and wish to vote in person, you may revoke your proxy at that time):

☐ Yes	☐ No

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE.